UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number          811-23436

NB Crossroads Private Markets Fund VI Holdings LP

(Exact name of registrant as specified in charter)

325 North Saint Paul Street

49th Floor

Dallas, TX 75201

(Address of principal executive offices) (Zip code)

David Morse, Vice President

Neuberger Berman Investment Advisers LLC

1290 Avenue of the Americas

New York, NY 10104

(Name and address of agent for service)

Registrant’s telephone number, including area code:          (212) 476-8800

Date of fiscal year end:     March 31

Date of reporting period:       March 31, 2025

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

(a)

NB CROSSROADS PRIVATE MARKETS FUND VI HOLDINGS LP
Annual Report
For the year ended March 31, 2025

NB Crossroads Private Markets Fund VI Holdings LP
(Unaudited)

Private Equity Market Update
In 2024 and through the first quarter of 2025, the U.S. economy demonstrated resilience, navigating macroeconomic challenges while maintaining stable growth. Real GDP growth was reported at 2.8% in 2024, slightly lower than 2.9% in 2023.1 However, the labor market showed signs of softness as the unemployment rate drifted upward to 4.0% in 2024 from 3.6% in 2023 and inflation moderated with the U.S. CPI falling to 2.9% in December 2024 from 3.4% in December 2023.2 In response, the Federal Reserve implemented three rate cuts in 2024: a 50 basis point reduction in September and two 25 basis point reductions in November and December, a stark contrast to 2022 and 2023 when it aggressively raised rates by over five hundred basis points. By the end of the year, the federal funds rate settled at a target range of 4.25% to 4.50%.3 These measures aimed to balance controlling inflation with economic stability, highlighting the complexities of managing growth amidst shifting macroeconomic conditions.
The U.S. private equity market demonstrated meaningful recovery across key metrics as macroeconomic conditions began to stabilize during 2024. Investment activity rebounded, with total deal count increasing by 13% and total deal volume increasing by 19% compared to 2023, driven by a reduction in buyer-seller valuation disparities, improved credit availability, and easing inflation pressures. Exit activity also showed significant growth, with total exit value increasing by 49% and exit count increasing by 17% year-over-year, supported by corporate acquisitions and a modest improvement in IPO activity.4 However, fundraising remained constrained, with U.S. buyout funds raising $234 billion in 2024, down from $342 billion in 2023, reflecting limited partners’ (“LP”) continued cautious approach amidst liquidity challenges and elevated private equity exposures. Larger, more established managers continued to dominate the fundraising landscape, with elongated fundraising timelines for smaller managers underscoring the selective nature of LP commitments.5
Looking ahead, we expect U.S. private equity to navigate a landscape shaped by ongoing macroeconomic uncertainty, predominately surrounding tariffs, and evolving investment strategies. Sponsors are likely to continue focusing on the monetization of high-quality assets through corporate acquisitions and continuation funds, while selective exits and disciplined underwriting are expected to define investment activity. Moderated inflation and improved financing conditions may provide tailwinds for dealmaking, particularly in high-growth sectors such as technology and healthcare. However, geopolitical tensions, regulatory scrutiny, and concerns surrounding tariffs and corporate tax changes may weigh on broader market sentiment, requiring sponsors and LPs to adapt their strategies carefully. Despite these challenges, we believe there are investment opportunities as a liquidity provider in an illiquid environment.
Private Equity Investment Activity
In 2024, $516 billion was invested in the U.S. private equity market, reflecting a notable recovery from the declines observed since the peak in 2021. Investment activity had previously fallen from $770 billion in 2021 to $626 billion in 2022 and to $404 billion in 2023.6 The 2024 figure surpasses the “normalized” levels of capital deployment historically (closer to ~$400 billion annually). Deal activity rebounded in 2024, driven by improved credit availability, moderated inflation pressures, and macroeconomic optimism. Larger transactions regained momentum, with deals exceeding $1 billion accounting for 37% of total deal value, up from 34% in 2023. Middle-market activity also remained robust, with deals below $1 billion comprising 63% of deal value. Syndicated loan issuance nearly doubled year-over-year, reflecting greater lender confidence and a more favorable financing environment. Growth equity continued to play a significant role, making up 21% of deal count in 2024, while add-on acquisitions represented 74% of all buyouts, underscoring ongoing consolidation strategies by general partners (“GP”).4
Public-to-private transactions faced headwinds in 2024, with total deal values declining to $147 billion from $154 billion in 2023, reflecting caution among GPs as rising public market valuations and election-related uncertainties weighed on activity, particularly in Q4.4 Despite this, take-private deals continued to make headlines. Corporate carveouts emerged as a dominant theme in 2024, fueled by corporations seeking to streamline operations and private equity firms capitalizing on attractive valuations. Carveouts accounted for 11% of leveraged buyouts in 2024 — the highest share since 2016 — underscoring their growing prominence.

NB Crossroads Private Markets Fund VI Holdings LP
(Unaudited)

These deals reflect sponsors’ strategic pivot toward unlocking value in non-core divisions, leveraging operational synergies, and creating liquidity for investors, particularly in a more accommodative financial environment marked by declining interest rates.4

1
Bureau of Economic Analysis, as of April 2, 2025.

2
Bureau of Labor Statistics, as of April 2, 2025.

3
The Federal Reserve, as of April 2, 2025.

4
PitchBook 2024 Annual US PE Breakdown.

5
Preqin, as of April 2, 2024.

6
PitchBook, as of April 2, 2024.

TOTAL US PRIVATE EQUITY VOLUME 2007 – 2024
$1,200
$1,000
$800
$600
$400
$200
$0
12,000
10,000
8,000
6,000
4,000
2,000
0
$696
4,151
3,276
$272
2,330
$108
3,348
$186
3,698
$216
4,255
$244
4,119
$296
5,116
$365
5,507
$363
5,585
$421
6,151
$396
6,962
$406
7,114
$418
7,517
$404
11,454
$770
10,250
$626
8,703
$404
9,043
$516
2007
2008
2009
2010
2011
2012
2013
2014
2015
2016
2017
2018
2019
2020
2021
2022
2023
2024
Buyout / LBO Volume
Other Volume
Deal Count

Source: PitchBook as of 2024 Q4. Other volume includes Growth/Expansion Equity, Private Investment in Public Equity and Investor Buyout by Management
Private Equity Outlook for 2025
While there is uncertainty in the global economic outlook, stemming from policy changes, trade tensions, and financial volatility, we still believe the current environment offers significant opportunity for investors who have capital to deploy in this capital-constrained market. We have seen attractive investment opportunities up and down the capital structure and at various points in the ownership cycle. In 2024, we observed notable growth in preferred equity, mid-life co-investments, and GP-led secondary transactions — trends we expect to persist in 2025. These dynamics are being driven by a lack of distributions and liquidity, which we believe will persist.
Looking ahead, we anticipate that buyers will continue to favor high-quality assets with clear growth potential, particularly amid ongoing macroeconomic uncertainty and tariff-related concerns. While tariffs remain a point of caution, private equity portfolios tend to have lower direct exposure to tariff-sensitive sectors compared to the broader economy, potentially mitigating tariff-related disruptions. Furthermore, private equity managers

NB Crossroads Private Markets Fund VI Holdings LP
(Unaudited)

are well-equipped to navigate periods of market dislocation, and we see that disruptions often create compelling openings for experienced capital providers who are adept at addressing liquidity needs through solutions such as midlife co-investments, GP-led secondaries, and custom capital structures.
Fund Overview
NB Crossroads Private Markets Fund VI Holdings LP (the “Fund”‘) aims to provide investors attractive risk-adjusted returns. The Fund seeks to achieve its objective by investing in a diversified global portfolio of high-quality third-party private equity funds (“Portfolio Funds”), including secondary investments in underlying Portfolio Funds acquired from investors in such Portfolio Funds, pursuing investment strategies in small and mid-cap buyout, large-cap buyout, special situations (primarily distressed-oriented strategies), and venture and growth capital, and by co-investing directly in portfolio companies alongside Portfolio Funds and other private equity firms. The Fund is fully committed to a diversified set of Portfolio Funds and portfolio companies and allocated across investment strategy, asset class, industry, sponsor and geography. As of March 31, 2025, the Fund was invested across 72 investments, including 40 co-investments, 27 primary Portfolio Fund investments and 5 secondary Portfolio Fund investments.
The Fund generated a 7.12% total return on a net asset value (“NAV”) basis for the fiscal year ended March 31, 2025. The Fund generated positive performance results across its three key transaction types: primary, secondary and co-investments. Among the positive drivers, the Fund benefitted from a primary investment in a North American technology buyout fund, a co-investment in a North American specialty insurance company, and from a co-investment in a European insurance business.
On the other hand, among the detractors from performance, the Fund saw negative performance from a secondary investment in a European publishing business and from a co-investment in a North American consumer business. At this point in the Fund’s term, we remain focused on continued value creation in the portfolio and generating distributions for investors.
The portfolio composition, industries and holdings of the Fund are subject to change without notice. The opinions are as of the date of this report and are subject to change without notice.
Fund Performance — Average Annual Total Return Ended 3/31/2025
	1 Year	5 Years	Since Inception
NB Crossroads Private Markets Fund VI Holdings LP(1)	7.12%	7.64%	7.44%
MSCI World Index (Net)(2)	7.04%	16.13%	9.80%

The performance data quoted represent past performance and does not predict future performance. Current performance may be lower or higher than the performance data quoted.
The results shown in the table reflect the reinvestment of distributions, if any. The results do not reflect the effect of taxes a Fund investor (“Investor”) would pay on Fund distributions or on the sale of the Fund’s limited liability company interests (the “Interests”).
Unlike open-ended funds, the Fund’s Interests are not continually offered. The Fund offered its Interests only to persons or entities that are both “accredited investors” as defined in Section 501(a) of Regulation D under the Securities Act of 1933, as amended (the “Securities Act”), and “qualified clients” as defined in Rule 205-3 under the Investment Advisers Act of 1940, as amended, in private placement transactions that do not involve any “public offering” within the meaning of Section 4(a)(2) of, and/or Regulation D under, the Securities Act.
(1)
The Fund commenced operations on February 14, 2020.

(2)
The MSCI World Index captures large and mid-cap representation across 23 Developed Markets countries. The index covers approximately 85% of the free float-adjusted market capitalization in each country. The Developed Markets countries include Australia, Austria, Belgium, Canada, Denmark,

NB Crossroads Private Markets Fund VI Holdings LP
(Unaudited)

Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the UK and the US. The MSCI World Index (Net) calculates reinvested dividends net of withholding taxes. The index is unmanaged and does not include fees. Investors may not invest in the index directly.
Growth of a $50,000 Investment
This graph shows the change in value of a hypothetical $50,000 investment in the Fund over the past 10 fiscal years. The results shown in the graph reflect the reinvestment of Fund distributions, in any. The results do not reflect the effect of taxes and Investor would pay on Fund distributions. The result is compared with a broad-based market index. The market index has not been reduced to reflect any of the fees and costs of investing. The required minimum initial capital commitment by an Investor in the Fund was $50,000. Consistent with Securities and Exchange Commission reporting requirement, the line graph above assumes that an Investor’s $50,000 capital commitment was fully called and invested at the commencement of the Fund’s operations; however, as disclosed to potential investors, their initial capital commitments to the Fund would not be full called and immediately invested. Rather, Investors’ capital commitments are called and drawn down by the Fund as investment opportunities are identified by the Fund’s Investment Adviser over the term of the Fund. As such, the investment growth shown in the line graph above may not reflect the actual performance experience of an Investor invested in the Fund over this time period.
Impact of the Fund’s Distribution Policy
The Fund does not have a policy or practice of maintaining a specified level of distributions to Investors. The Fund intends to qualify annually as a regulated investment company under the Internal Revenue Code of 1986, as amended, and intends to distribute at least 90% of its annual net taxable income to its Investors. From time to time, the Fund may also pay special interim distributions at the discretion of the Board of Directors. In general, this practice does not affect the Fund’s investment strategy and may reduce the Fund’s net asset value. Over time, a portion of an Investor’s distribution will be a return of its capital given the Fund has a limited term and will seek to return its available assets to investors. The tax characteristics of an Investor’s distributions will be reflected on its annual Form 1099-DIV.

NB Crossroads Private Markets Fund VI Holdings LP
For the year ended March 31, 2025

NB Crossroads Private Markets Fund VI Holdings LP
Consolidated Statement of Assets, Liabilities and Partners’ Capital — Net Assets
As of March 31, 2025

Assets
Investments, at fair value (cost $295,883,249)	$400,546,876
Cash and cash equivalents	1,552,748
Deferred financing costs, net	50,058
Prepaid insurance	14,035
Interest receivable	5,814
Total Assets	$402,169,531
Liabilities
Credit facility payable	$3,500,000
Deferred tax payable	1,627,688
Advisory fees payable	666,642
Due to Affiliate	142,568
Administration service fees payable	72,949
Professional fees payable	55,093
Interest payable	23,569
Other payables	20,209
Total Liabilities	$6,108,718
Commitments and contingencies (See Note 4)
Partners’ Capital – Net Assets	$396,060,813
Partners’ Capital – Net Assets consist of:
Partners’ capital paid-in	$286,553,569
Partners’ distributable earnings (loss)	109,507,244
Total Partners’ Capital – Net Assets	$396,060,813
Units of Partnership Interests outstanding (unlimited units authorized)	278,351.85
Net Asset Value Per Unit	$1,422.88
The accompanying notes are an integral part of these financial statements.

NB Crossroads Private Markets Fund VI Holdings LP
Consolidated Schedule of Investments
As of March 31, 2025

Investments / Co-investments(A)(B)(D)	Acquisition Type	Acquisition Dates(C)	Geographic Region(E)	Cost	Fair Value
Large-cap Buyout (26.16%)
BC Partners XI GD – I LP	Primary	07/2021 – 11/2024	Europe	$5,725,451	$6,913,928
Boom Co-Invest B, L.P.	Co-Investment	09/2021	North America	4,805,142	7,194,885
Clayton, Dubilier & Rice Fund XI, L.P.	Primary	09/2021 – 03/2025	North America	5,935,021	6,583,860
Green Equity Investors Offshore Fund IX, L.P.	Primary	08/2023 – 01/2025	North America	4,137,383	4,734,121
Hellman & Friedman Capital Partners X (Parallel), L.P.	Primary	11/2021 – 12/2024	North America	6,578,129	7,684,126
KKR Apple Co-Invest L.P.	Co-Investment	09/2021 – 11/2021	North America	5,166,683	7,167,909
KKR Leo Co-Invest L.P.	Co-Investment	06/2021	Asia	802,715	1,746,315
KKR Oculus Co-Invest L.P.	Co-Investment	11/2020	North America	2,100,516	3,970,467
KKR Redwood Co-Invest L.P.	Co-Investment	07/2020	North America	1,349,413	2,349,874
Magenta Blocker Aggregator LP	Co-Investment	07/2021	North America	1,866,895	2,691,822
NB RR Co-Invest LP	Co-Investment	10/2020 – 09/2024	North America	4,472,770	7,488,802
Project Metal Co-Invest Fund, L.P.	Co-Investment	10/2021	North America	5,703,705	2,482,576
Project Stream Co-Invest Fund, L.P.	Co-Investment	10/2021	North America	5,706,387	5,524,869
RealPage Parent, LP(F)	Co-Investment	04/2021	North America	4,100,000	6,314,000
RL Co-Investor Aggregator II L.P.	Co-Investment	03/2022 – 03/2023	North America	2,259,103	1,734,164
RL Co-Investor Aggregator L.P.	Co-Investment	05/2022 – 03/2023	North America	2,551,189	1,952,513
Silver Lake Partners VI, L.P.	Primary	01/2021 – 03/2025	North America	7,269,590	9,321,674
THL Fund Investors (Altar), L.P.	Co-Investment	02/2022	North America	3,511,067	5,703,878
Thoma Bravo XIV- A, L.P.	Primary	04/2021 – 02/2025	North America	6,668,543	8,905,962
TPG Asia VI Digs 1 L.P.	Co-Investment	11/2020	Asia	2,685	3,056
TPG Jedi CoInvest, L.P.	Co-Investment	07/2020	North America	1,814,016	3,134,528
				82,526,403	103,603,329
Small and Mid-cap Buyout (57.94%)
AAI FG Holdco L.P.	Co-Investment	09/2020	Europe	2,807,050	7,618,979
Advent Global Technology Fund II-C Limited Partnership	Primary	02/2022 – 12/2024	North America	8,160,000	10,105,445
AFC Acquisitions, Inc.(F)	Co-Investment	04/2021 – 06/2024	North America	4,416,955	7,826,127
Austin Co-Investment, L.P.2	Co-Investment	03/2021	North America	529,052	7,379,845
BC Partners Galileo (1) L.P.	Secondary	07/2021	Europe	4,351,898	5,280,020
Charlesbank Equity Fund X, L.P.	Primary	09/2021 – 02/2025	North America	8,985,353	12,273,913
CIMI Holdings L.P.	Co-Investment	09/2020	North America	1,700,000	4,426,946
Compass Syndication L.P.	Co-Investment	10/2021	North America	1,110,652	1,490,848
Crosspoint Capital Fund I, LP	Primary	04/2021 – 09/2024	North America	9,901,778	16,034,734
EMK Capital Partners II LP	Primary	09/2021 – 03/2025	Europe	6,815,000	9,333,485
Ethos Capital Investments A LP	Primary	10/2021 – 09/2023	North America	4,859,100	9,501,342
Evidence Co-Invest LP	Co-Investment	12/2020	North America	3,930,055	3,866,625
Goldeneye Holdings Parent, LP(F)	Co-Investment	07/2021	North America	1,800,000	2,448,000
Greenbriar Equity Fund V, L.P.	Primary	08/2021 – 10/2024	North America	11,385,002	13,990,171
Highline PPC FT Holdings LLC(G)	Co-Investment	11/2020	North America	2,690,000	5,889,361
The accompanying notes are an integral part of these financial statements.

NB Crossroads Private Markets Fund VI Holdings LP
Consolidated Schedule of Investments (continued)
As of March 31, 2025

Investments / Co-investments(A)(B)(D)	Acquisition Type	Acquisition Dates(C)	Geographic Region(E)	Cost	Fair Value
Horizon Co-Investment, L.P.	Co-Investment	06/2022	North America	3,204,396	4,002,240
Itelyum Co-Investment LP	Co-Investment	09/2021	Europe	5,512,630	10,454,293
JLL MedeAnalytics Co-Invest, L.P.	Co-Investment	11/2020 – 11/2023	North America	1,013,897	997,008
Madison Dearborn Capital Partners VIII-C, L.P.	Primary	04/2021 – 10/2024	North America	842,470	1,111,886
New Mountain Partners VI, L.P.(G)	Primary	03/2021 – 09/2024	North America	6,308,666	9,267,943
Nordic Capital X Alpha, L.P.	Primary	05/2021 – 03/2025	Europe	7,075,763	10,956,319
Oakley Capital IV Co-Investment(B) SCSp	Co-Investment	02/2021	Europe	2,451,704	1,298,920
Oakley Capital IV Co-Investment(C) SCSp	Co-Investment	09/2021	Europe	592,534	566,016
Oakley Capital V-B2 SCSp	Primary	05/2022 – 12/2024	Europe	4,175,362	4,743,050
PPC III-A LP	Primary	03/2021 – 03/2024	North America	11,106,497	14,444,258
Prime Acquisitions Holdco, LP	Co-Investment	08/2021 – 08/2023	North America	6,299,438	9,431,545
Riverside Fund V CF-B, L.P.	Secondary	03/2021 – 02/2024	North America	3,093,797	3,470,869
SPH Acquisitions, Inc.(F)	Co-Investment	12/2020 – 08/2023	North America	1,328,341	1,912,812
Summit Partners Co-Invest (Lions), L.P.	Co-Investment	10/2020 – 09/2022	North America	2,711,810	3,689,669
Tailwind TPRC Investor, LP	Co-Investment	01/2021 – 03/2021	North America	1,824,541	2,590,488
THL HT Parallel SPV, L.P.	Secondary	12/2020 – 10/2024	North America	4,347,367	8,862,137
Thoma Bravo Discover Fund III-A, L.P.	Primary	06/2021 – 12/2023	North America	7,904,444	11,338,982
Thomas H. Lee Parallel Fund IX L.P.	Primary	01/2022 – 01/2025	North America	9,026,261	9,925,350
VSC Precision Medical LLC(F)(G)	Co-Investment	11/2020 – 11/2022	North America	1,954,918	2,949,209
				154,216,731	229,478,835
Special Situations (5.52%)
CB Starfish TopCo, L.P.	Co-Investment	08/2021	North America	419,553	800,000
Centerbridge Capital Partners IV, L.P.	Primary	12/2021 – 08/2024	North America	9,883,697	14,400,000
NS KMS Investment LLC(G)	Co-Investment	11/2020 – 06/2024	North America	3,682,287	862,023
Rothwell Ventures Ultimate Feeder I (Cayman) L.P.	Secondary	09/2021 – 10/2022	North America	2,170,485	5,813,633
				16,156,022	21,875,656
Venture Capital (11.04%)
ACME Fund IV, LP	Primary	12/2021 – 01/2025	North America	3,671,135	3,400,000
Blackstone Growth L.P.	Primary	01/2021 – 10/2024	North America	6,954,516	6,301,372
Blackstone Growth Mario Co-Invest L.P.	Co-Investment	12/2020 – 07/2023	North America	1,875,940	4,449,210
Dragoneer Opportunities Offshore Feeder V, L.P.	Primary	01/2021 – 09/2024	North America	4,696,054	4,337,705
FV Ace Grades Partners, L.P.	Co-Investment	07/2020	Asia	1,505,661	877,568
GGV Capital Fund VIII L.P.	Primary	04/2021 – 03/2025	North America	5,024,000	5,260,535
GGV Capital Fund VIII Plus L.P.	Primary	06/2021 – 03/2025	North America	1,136,000	1,211,467
Meritech Capital Partners VII L.P.	Primary	11/2020 – 03/2025	North America	4,937,500	5,593,232
Meritech Capital SPV I L.P.	Co-Investment	05/2021	North America	3,000,000	2,544,527
Summit Partners Co-Invest (Optmo), SCSp	Co-Investment	10/2021	Europe	1,811,897	1,913,279
Summit Partners Venture Capital Fund V-B, L.P.	Primary	05/2021 – 03/2025	North America	3,989,321	4,353,281
THL Automation Fund Investors (4K), L.P.	Co-Investment	03/2021 – 09/2022	North America	2,511,071	3,475,882
				41,113,095	43,718,058

The accompanying notes are an integral part of these financial statements.

NB Crossroads Private Markets Fund VI Holdings LP
Consolidated Schedule of Investments (continued)
As of March 31, 2025

Short Term Investments	Cost	Fair Value
Money Market Fund (0.47%)
Morgan Stanley Institutional Liquidity Fund Government Portfolio(H)	1,870,998	1,870,998
	1,870,998	1,870,998
Total Investments (cost $295,883,249) (101.13%)		400,546,876
Other Assets & Liabilities (Net) (-1.13%)		(4,486,063)
Partners’ Capital – Net Assets (100.00%)		$396,060,813

(A)
Non-income producing securities, which are restricted as to public resale and illiquid.

(B)
Total cost of illiquid and restricted securities at March 31, 2025 aggregated $294,012,251. Total fair value of illiquid and restricted securities at March 31, 2025 was $398,675,878 or 100.66% of net assets.

(C)
Acquisition Dates cover from original investment date to the last acquisition date and is required disclosure for restricted securities only.

(D)
All percentages are calculated as fair value divided by the Master Fund’s Partners’ Capital — Net Assets.

(E)
Geographic Region is based on where a Portfolio Fund is headquartered and may be different from where the Portfolio Fund invests.

(F)
The fair value of the investment was determined using a significant unobservable input.

(G)
This investment is made through the Master Fund’s wholly owned subsidiary, NB CPMF VI B LLC.

(H)
The rate is 4.15%, the annualized seven-day yield as of March 31, 2025.

The accompanying notes are an integral part of these financial statements.

NB Crossroads Private Markets Fund VI Holdings LP
Consolidated Statement of Operations
For the year ended March 31, 2025

Investment Income:
Interest income	$242,332
Total Investment Income	242,332
Operating Expenses:
Advisory fees	2,603,997
Tax expense (benefit)	1,230,472
Interest expense	555,078
Professional fees	419,534
Administration service fees	264,925
Directors’ fees	166,663
Financing costs	50,058
Insurance expense	28,194
Other expenses	149,121
Total Operating Expenses	5,468,042
Net Investment Loss	(5,225,710)
Net Realized and Change in Unrealized Gain on Investments (Note 2)
Net realized gain on investments	6,714,606
Net change in unrealized appreciation on investments	24,634,267
Net Realized and Change in Unrealized Gain on Investments	31,348,873
Net Increase in Partners’ Capital – Net Assets Resulting from Operations	$26,123,163
The accompanying notes are an integral part of these financial statements.

NB Crossroads Private Markets Fund VI Holdings LP
Consolidated Statement of Changes in Partners’ Capital — Net Assets

For the year ended March 31, 2024
	Partners’ Capital	Special Limited Partner	Total
Partners’ committed capital	$373,189,746	$3,769,593	$376,959,339
Partners’ capital at April 1, 2023	$308,049,516	$3,111,612	$311,161,128
Capital contributions	22,391,385	226,175	22,617,560
Capital distributions	(1,887,856)	(19,069)	(1,906,925)
Net investment loss	(3,961,921)	(40,020)	(4,001,941)
Net realized loss on investments	(2,496,170)	(25,214)	(2,521,384)
Net change in unrealized appreciation on investments	32,225,695	325,512	32,551,207
Partners’ capital at March 31, 2024	$354,320,649	$3,578,996	$357,899,645
For the year ended March 31, 2025
	Partners’ Capital	Special Limited Partner	Total
Partners’ committed capital	$373,189,746	$3,769,593	$376,959,339
Partners’ capital at April 1, 2024	$354,320,649	$3,578,996	$357,899,645
Capital contributions	13,061,641	131,936	13,193,577
Capital distributions	(1,144,016)	(11,556)	(1,155,572)
Net investment loss	(5,173,453)	(52,257)	(5,225,710)
Net realized gain on investments	6,647,460	67,146	6,714,606
Net change in unrealized appreciation on investments	24,387,924	246,343	24,634,267
Net change in incentive carried interest	(1,563,169)	1,563,169	—
Partners’ capital at March 31, 2025	$390,537,036	$5,523,777	$396,060,813
The accompanying notes are an integral part of these financial statements.

NB Crossroads Private Markets Fund VI Holdings LP
Consolidated Statement of Cash Flows
For the year ended March 31, 2025

CASH FLOWS FROM OPERATING ACTIVITIES
Net change in Partners’ Capital – Net Assets resulting from operations	$26,123,163
Adjustments to reconcile net change in Partners’ Capital – Net Assets resulting from operations to net cash used in operating activities:
Purchases of investments	(29,662,861)
Proceeds received from investments	28,558,488
Net purchases and sales of short term investments	4,071,619
Net realized (gain) loss on investments	(6,714,606)
Net change in unrealized (appreciation) depreciation on investments	(24,634,267)
Changes in assets and liabilities related to operations
(Increase) decrease in deferred financing costs	50,058
(Increase) decrease in prepaid insurance	(9,474)
(Increase) decrease in interest receivable	3,327
Increase (decrease) in deferred tax payable	1,230,472
Increase (decrease) in advisory fees payable	53,407
Increase (decrease) in due to Affiliate	88,893
Increase (decrease) in administration service fees payable	4,484
Increase (decrease) in professional fees payable	(105,116)
Increase (decrease) in interest payable	(42,141)
Increase (decrease) in other payables	(703)
Net cash provided by (used in) operating activities	(985,257)
CASH FLOWS FROM FINANCING ACTIVITIES
Borrowings from credit facility	3,500,000
Payments to credit facility	(13,000,000)
Contributions from Partners	13,193,577
Distributions to Partners	(1,155,572)
Net cash provided by (used in) financing activities	2,538,005
Net change in cash and cash equivalents	1,552,748
Cash and cash equivalents at beginning of the year	—
Cash and cash equivalents at end of the year	$1,552,748
Supplemental cash flow information
Interest paid	$597,219
The accompanying notes are an integral part of these financial statements.

NB Crossroads Private Markets Fund VI Holdings LP
Consolidated Financial Highlights

	For the year ended March 31, 2025	For the year ended March 31, 2024	For the year ended March 31, 2023	For the year ended March 31, 2022	For the year ended March 31, 2021
Per Unit Operating Performance(1)
NET ASSET VALUE, BEGINNING OF YEAR	$1,332.24	$1,241.78	$1,230.31	$986.24	$951.15
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss	(18.94)	(15.20)	(14.00)	(17.16)	(55.63)
Net realized and change in unrealized gain (loss) on investments	113.73	112.76	34.04	261.23	90.72
Net increase (decrease) in net assets resulting from operations after incentive carried interest	94.79	97.56	20.04	244.07	35.09
DISTRIBUTIONS TO PARTNERS:
Net change in Partners’ Capital – Net Assets due to distributions to Partners	(4.15)	(7.10)	(8.57)	—	—
NET ASSET VALUE, END OF YEAR	$1,422.88	$1,332.24	$1,241.78	$1,230.31	$986.24
TOTAL NET ASSET VALUE RETURN(1)(2)(3)	7.12%	7.88%	1.65%	24.75%	3.69%
RATIOS AND SUPPLEMENTAL DATA:
Partners’ Capital – Net Assets, end of year in thousands (000’s)	$396,061	$357,900	$311,161	$254,192	$82,540
Ratios to Average Partners’ Capital – Net Assets:(4)(6)
Expenses excluding incentive carried interest	1.46%	1.26%	1.27%	1.74%	4.16%
Net change in incentive carried interest	0.42%	—	—	—	—
Expenses including incentive carried interest	1.88%	1.26%	1.27%	1.74%	4.16%
Net investment loss excluding incentive carried interest	(1.40)%	(1.22)%	(1.21)%	(1.70)%	(4.16)%
Portfolio Turnover Rate(5)	(7.56)%	(2.85)%	(4.05)%	(4.28)%	(0.69)%
INTERNAL RATES OF RETURN:
Internal Rate of Return before incentive carried interest(6)	9.12%	9.94%	11.23%	24.13%	17.38%
Internal Rate of Return after incentive carried interest(6)	8.67%	9.94%	11.23%	24.13%	17.38%

(1)
Selected data for a unit of Master Fund interest outstanding throughout each period.

(2)
Total investment return, based on per unit net asset value, reflects the changes in net asset value based on the effects of organizational costs, the performance of the Master Fund during the period and assumes distributions, if any, were reinvested. The Master Fund’s units are not traded in any market; therefore, the market value total investment return is not calculated.

(3)
Total return and the ratios to average Partners’ Capital — Net Assets is calculated for the Master Fund taken as a whole. As a result, an individual investor’s return may vary from these returns and ratios based on the timing of their capital transactions.

(4)
Ratios do not reflect the Master Fund’s proportional share of the net investment income (loss) and expenses, including any performance-based fees, of the Underlying Investments.

(5)
Proceeds received from investments are included in the portfolio turnover rate.

(6)
The Internal Rate of Return is computed based on the actual dates of the cash inflows and outflows since inception and the ending net assets at the end of the period as of each measurement date.

The accompanying notes are an integral part of these consolidated financial statements.

NB Crossroads Private Markets Fund VI Holdings LP
Notes to the Consolidated Financial Statements
March 31, 2025

1.   Organization
NB Crossroads Private Markets Fund VI Holdings LP (the “Master Fund”) is a non-diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “Investment Company Act”). The Master Fund was organized as a Delaware limited partnership on June 1, 2018. The Master Fund commenced operations on February 14, 2020 (the “Initial Subscription” closing date). The Master Fund’s term will expire on December 31 following the tenth anniversary from the Initial Subscription closing date, subject to two one-year extensions which may be approved by the Board of Directors of the Master Fund (the “Board” or the “Board of Directors”). Thereafter, the term of the Master Fund may be extended by consent of a majority-in-interest of its limited partners (“Partners”) as defined in the Master Fund’s limited partnership agreement (the “LP Agreement”).
The Master Fund’s investment objective is to provide attractive risk adjusted returns. The Master Fund seeks to achieve its investment objective by investing in a diversified global portfolio of high quality third-party private equity funds (“Portfolio Funds”), including secondary investments in underlying Portfolio Funds acquired from investors in such Portfolio Funds (each, a “Secondary Investment”), pursuing investment strategies in small and mid-cap buyout, large-cap buyout, special situations (primarily distressed-oriented strategies), and venture and growth capital, and by co-investing directly in portfolio companies alongside Portfolio Funds and other private equity firms (each, a “Co-Investment” and together with the Portfolio Funds and Secondary Investments, the “Underlying Investments”). Neither the Master Fund nor the Registered Investment Adviser (as defined below) guarantees any level of return or risk on investments and there can be no assurance that the Master Fund will achieve its investment objective. The Portfolio Funds are not registered as investment companies under the Investment Company Act.
NB Crossroads Private Markets Fund VI LP (the “LP Fund”) and NB Crossroads Private Markets Fund VI Advisory LP (the “Advisory Fund” and together with the LP Fund, the “Feeder Funds”) pursue their investment objectives by investing substantially all of their assets in the Master Fund. Each Feeder Fund is a Delaware limited partnership that is registered under the Investment Company Act as a non-diversified, closed-end management investment company. The Feeder Funds have the same investment objective and substantially the same investment policies as the Master Fund.
The Board has overall responsibility to manage and supervise the operations of the Master Fund, including the exclusive authority to oversee and to establish policies regarding the management, conduct, and operations of the Master Fund. The Board exercises the same powers, authority and responsibilities on behalf of the Master Fund as are customarily exercised by directors of a typical investment company registered under the Investment Company Act. The Board has engaged Neuberger Berman Investment Advisers LLC (“NBIA” or “Registered Investment Adviser”) and NB Alternatives Advisers LLC (“NBAA” or “Sub-Adviser” and together with NBIA, the “Adviser”) to provide investment advice regarding the selection of the Underlying Investments and to manage the day-to-day operations of the Master Fund.
The Master Fund operates as a vehicle for the investment of substantially all of the assets of the Feeder Funds as partners of the Master Fund (“Partners”). As of March 31, 2025, the LP Fund’s and Advisory Fund’s ownership of the Master Fund’s Partners’ contributed capital was 82.78% and 16.22%, respectively, with a NB affiliate’s (the “Special Limited Partner”) (who is also a Partner of the Master Fund) percentage ownership of the Master Fund’s Partners’ contributed capital being 1%.
2.   Significant Accounting Policies
The Master Fund meets the definition of an investment company and follows the accounting and reporting guidance as issued through Accounting Standards Codification (“ASC”) 946, Financial Services — Investment Companies. The following is a summary of significant accounting policies followed by the Master Fund in the preparation of its financial statements.

NB Crossroads Private Markets Fund VI Holdings LP
Notes to the Consolidated Financial Statements (continued)
March 31, 2025

A.   Basis of Accounting
The Master Fund’s policy is to prepare its financial statements on the accrual basis of accounting in accordance with accounting principles generally accepted in the United States of America (“GAAP”). Consequently, income and the related assets are recognized when earned, and expenses and the related liabilities are recognized when incurred. The books and records of the Master Fund are maintained in U.S. dollars.
Consolidation of Subsidiaries
NB CPMF VI B LLC (the “Subsidiary), is an investment company and a wholly-owned subsidiary of the Master Fund. The Consolidated Schedule of Investments, Consolidated Statement of Assets and Liabilities, Consolidated Statement of Operations, Consolidated Statement of Changes in Net Assets, Consolidated Statement of Cash flows and the Consolidated Financial Highlights of the Master Fund include the accounts of its Subsidiary. All inter-company accounts and transactions have been eliminated in consolidation. The inception date of the Subsidiary was November 16, 2021. On March 31, 2025, the Subsidiary had net assets of $17,319,016, which equals 4.4% of the Master Fund’s total net assets.
B.   Use of Estimates
The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates and the differences could be material.
C.   Valuation of Investments
The Master Fund computes its net asset value (“NAV”) as of the last business day of each fiscal quarter and at such other times as deemed appropriate by the Adviser in accordance with valuation principles set forth below, or may be determined from time to time, pursuant to the valuation procedures established by the Board.
The Board has approved valuation procedures (the “Procedures”) pursuant to which the Master Fund values its investments. In accordance with Rule 2a-5 under the Investment Company Act, the Board has designated NBIA as its Valuation Designee (the “Valuation Designee”). The Valuation Designee, with assistance from NBAA, is responsible for determining fair value in good faith for the Master Fund’s investments without readily available market quotations, subject to oversight by the Board.
It is expected that most of the Underlying Investments in which the Master Fund invests will meet the criteria set forth under the Financial Accounting Standards Board (“FASB”) ASC Topic 820, Fair Value Measurement (“ASC 820”) permitting the use of the practical expedient to determine the fair value of the Underlying Investments. ASC 820 provides that, in valuing alternative investments that do not have quoted market prices but calculate NAV per share or equivalent, an investor may determine fair value by using the NAV reported to the investor by the Underlying Investment. To the extent ASC 820 is applicable to an Underlying Investment, the Adviser generally will value the Master Fund’s investment based primarily upon the value reported to the Master Fund by the Portfolio Fund or the lead investor of a Co-Investment as of each quarter-end, determined by the Underlying Investment in accordance with its own valuation policies.
FASB ASC 820 establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). FASB ASC 820 provides three levels of the fair value hierarchy as follows:
Level 1
Unadjusted quoted prices in active markets for identical assets or liabilities that the Master Fund has the ability to access;

NB Crossroads Private Markets Fund VI Holdings LP
Notes to the Consolidated Financial Statements (continued)
March 31, 2025

Level 2
Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data;

Level 3
Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Master Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

Most Portfolio Funds are structured as closed-end, commitment-based private investment funds to which the Master Fund commits a specified amount of capital upon inception of the Portfolio Fund (i.e., committed capital) which is then drawn down over a specified period of the Portfolio Fund’s life. Such Portfolio Funds generally do not provide redemption options for investors and, subsequent to final closing, do not permit subscriptions by new or existing investors. Accordingly, the Master Fund generally holds interests in Portfolio Funds for which there is no active market, although, in some situations, a transaction may occur in the “secondary market” where an investor purchases a limited partner’s existing interest and remaining commitment.
Assumptions used by the Adviser due to the lack of observable inputs may significantly impact the resulting fair value and therefore the Master Fund’s results of operations and financial condition.
The following table presents the investments carried on the Consolidated Statement of Assets, Liabilities and Partners’ Capital — Net Assets by level within the valuation hierarchy as of March 31, 2025.
	Level 1	Level 2	Level 3	Net Asset Value	Total
Assets:
Large-cap Buyout	$—	$—	$6,314,000	$97,289,329	$103,603,329
Small and Mid-cap Buyout	—	—	18,825,817	210,653,018	229,478,835
Special Situations	—	—	—	21,875,656	21,875,656
Venture Capital	—	—	—	43,718,058	43,718,058
Money Market Fund	1,870,998	—	—	—	1,870,998
Total	$1,870,998	$—	$25,139,817	$373,536,061	$400,546,876
Significant Unobservable Inputs
As of March 31, 2025, the Master Fund had investments valued at $400,546,876. The fair value of investments valued at $373,536,061 in the Master Fund’s Consolidated Schedule of Investments have been valued at the unadjusted NAV reported by the managers of the investments.
The classification of an investment within Level 3 is based upon the significance of the unobservable inputs to the overall fair value measurement. The following table summarizes the valuation methodologies and inputs used for investments categorized in Level 3 as of March 31, 2025.
			Unobservable Inputs
Investments	Fair Value 3/31/25	Valuation Methodologies	Variable	Value/Range	Weighted Average(1)
Large-cap Buyout	$6,314,000	Market Comparables	LTM EBITDA NTM EBITDA	21.5x20.0x	N/A
Small and Mid-cap Buyout	16,377,817	Market Comparables	LTM EBITDA	13.3 – 17.5x	14.4x
Small and Mid-cap Buyout	2,448,000	Market Comparables	NTM EBITDA	24.5x	24.5x
Total	$25,139,817

NB Crossroads Private Markets Fund VI Holdings LP
Notes to the Consolidated Financial Statements (continued)
March 31, 2025

(1)
Inputs weighted based on fair value of investments in range.

During the year ended March 31, 2025, purchases of and sales from Level 3 investments were as follows:
Purchases	Sales
$250,773	$—
During the year ended March 31, 2025, unrealized appreciation and realized gains from Level 3 investments were $698,025 and $0, respectively.
The Master Fund recognizes transfers into and out of the levels indicated above at the end of the reporting period. There were no transfers into or out of Level 3 during the year ended March 31, 2025.
The estimated remaining life of the Master Fund’s Portfolio Funds as of March 31, 2025 is one to ten years, with the possibility of extensions by each of the Underlying Investments.
D.   Cash and Cash Equivalents
Cash and cash equivalents consist primarily of cash and short term investments which are readily convertible into cash and have an original maturity of three months or less. UMB Bank N.A. serves as the Master Fund’s custodian.
Cash and cash equivalents can include deposits in money market accounts, which are classified as Level 1 assets. As of March 31, 2025, the Master Fund held $1,552,748 in cash and cash equivalents on the Statement of Assets, Liabilities and Partners’ Capital — Net Assets and $1,870,998, in an overnight sweep that is deposited into a money market account.
Cash and cash equivalents are subject to credit risk to the extent those balances exceed applicable Securities Investor Protection Corporations (“SIPC”) or Federal Deposit Insurance Corporation (“FDIC”) limitations.
E.   Investment Gains and Losses
The Master Fund records distributions of cash or in-kind securities from the Underlying Investments based on the information from distribution notices when distributions are received. The Master Fund recognizes within the Consolidated Statement of Operations its share of realized gains or (losses), the Master Fund’s change in net unrealized appreciation/(depreciation) and the Master Fund’s share of net investment income or (loss) based upon information received regarding distributions from managers of the Underlying Investments. The Master Fund may also recognize realized losses based upon information received from the Underlying Investment managers for write-offs taken in the underlying portfolio. Changes in unrealized appreciation/(depreciation) on investments within the Consolidated Statement of Operations includes the Master Fund’s share of interest and dividends, realized (but undistributed) and unrealized gains and losses on security transactions, and expenses of each Underlying Investment.
The Underlying Investments may make in-kind distributions to the Master Fund and, particularly in the event of a dissolution of an Underlying Investment, such distributions may contain securities that are not marketable. While the general policy of the Master Fund will be to liquidate such investment and distribute proceeds to Partners, under certain circumstances when deemed appropriate by the Board, a Partner may receive in-kind distributions from the Master Fund.
F.   Income Taxes
The Master Fund has elected to be treated for U.S. federal income tax purposes as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), with a tax year end of September 30. If the Master Fund were to fail to meet the requirements of Subchapter M to qualify as a RIC, and if the Master Fund were ineligible to or otherwise unable to cure such failure, the Master Fund would be subject to tax on its taxable income at corporate rates, whether or not distributed to

NB Crossroads Private Markets Fund VI Holdings LP
Notes to the Consolidated Financial Statements (continued)
March 31, 2025

Partners, and all distributions out of earnings and profits would be taxable to Partners as ordinary income. In addition, the Master Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make substantial distributions before re-qualifying as a RIC under Subchapter M. The Master Fund intends to comply with the requirements under Subchapter M and to distribute substantially all of its taxable income and gains to Partners and to meet certain diversification and income requirements with respect to its underlying investments. As of March 31, 2025 there is no provision for federal income or excise tax within the financial statements.
Differences arise in the computation of Partners’ capital for financial reporting in accordance with GAAP and Partners’ capital for federal and state income tax reporting. These differences are primarily due to the fact that changes in unrealized gains and losses are allocated for financial reporting purposes and are not allocated for federal and state income tax reporting purposes. The cost of the Underlying Investments for federal income tax purposes is based on amounts reported to the Master Fund on Schedule K-1 from the Underlying Investments. For the tax year ended September 30, 2024, permanent book to tax reclassifications have resulted in an increase to Partners’ distributable earnings of $5,928,834 and a decrease to Partners’ Capital Paid in of $5,928,834. As of September 30, 2024, the Master Fund had a late-year ordinary loss of $6,774,146, a post-October short term capital loss of $728 and a long term post-October capital loss of $3,302,408, which is deferred until the next taxable year.
For the tax year ended September 30, 2024, the components of distributable earnings on a tax basis are as follows:
Undistributed Income	$—
Undistributed Long-Term Capital Gains	—
Net tax appreciation (depreciation)	111,296,717
Loss Carryforwards and Deferrals	(10,077,282)
Other differences	(1,152,743)
Total distributable earnings	$100,066,693
The temporary differences between the book basis and tax basis distributable earnings are primarily due to book to tax differences from partnerships.
As of March 31, 2025, the federal tax cost of investments and unrealized appreciation (depreciation) are as follows:
Gross unrealized appreciation	$134,370,283
Gross unrealized depreciation	(9,679,175)
Net unrealized appreciation	$124,691,108
Tax cost of investments	$275,855,937
The tax character of the distributions made during the year ended March 31, 2025 were as follows:
Ordinary Income	Long-Term Capital Gains	Short Term Capital Gains
$0	$1,155,572	$0
The tax character of the distributions made during the year ended March 31, 2024 were as follows:
Ordinary Income	Long-Term Capital Gains	Short Term Capital Gains
$0	$1,906,925	$0
The Master Fund files tax returns as prescribed by the tax laws of the jurisdictions in which it operates. In the normal course of business, the Master Fund is subject to examination by federal, state, local and foreign

NB Crossroads Private Markets Fund VI Holdings LP
Notes to the Consolidated Financial Statements (continued)
March 31, 2025

jurisdictions, where applicable. As of March 31, 2025, the tax years that remain subject to examination by the major tax jurisdictions under the statute of limitations is from the year 2022 forward (with limited exceptions). FASB ASC 740-10, Income Taxes requires the Adviser to determine whether a tax position of the Master Fund is more likely than not to be sustained upon examination by taxing authorities, based on the technical merits of the position. The Adviser has reviewed the Master Fund’s tax positions for the current tax year and has concluded that no provision for taxes is required in the Master Fund’s financial statements for the year ended March 31, 2025. The Master Fund recognizes interest and penalties, if any, related to unrecognized tax liabilities as income tax expense in the Consolidated Statement of Operations. During the year ended March 31, 2025, the Master Fund did not incur any interest or penalties.
The Subsidiary is a domestic limited liability company that is treated as a corporation for tax reporting and has a tax year end of September 30. The Subsidiary is subject to federal, state and local income taxes. As of March 31, 2025, the Subsidiary has recorded a total deferred tax payable of $1,627,688.
G.   Restrictions on Transfers
Interests of the Master Fund (“Interests”) are generally not transferable. No Partner may assign, sell, transfer, pledge, hypothecate or otherwise dispose of any of its Interests without the prior written consent of the Board which may be granted or withheld in the Board’s sole discretion, and in compliance with applicable securities and tax laws.
H.   Fees of the Underlying Investments
Each Underlying Investment will charge its investors (including the Master Fund) expenses, including asset-based management fees and performance-based fees, which are referred to as an allocation of profits. In addition to the Master Fund level expenses shown on the Master Fund’s Consolidated Statement of Operations, Partners of the Master Fund will indirectly bear the fees and expenses charged by the Underlying Investments. These fees are reflected in the valuations of the Underlying Investments and are not reflected in the ratios to average net assets in the Master Fund’s Financial Highlights.
I.   Master Fund Expenses
The Master Fund bears all expenses incurred in the course of business on an accrual basis, including, but not limited to, the following: Advisory Fees (as defined herein); investment related expenses; legal fees; administration; auditing; tax preparation fees; custodial fees; cost of insurance; registration expenses; Directors’ fees (as defined herein); and expenses of meetings of the Board.
J.   Organizational and Offering Costs
Organization and offering costs are costs incidental to the organization, issuing and marketing of interests in a partnership and are non-recurring in nature. The Master Fund shall bear its organizational expenses, and expenses relating to the offering and sale of interests only to the extent such expenses when aggregated with those of the Master Fund’s feeder funds exceed $400,000, as the initial $400,000 shall be borne by the Registered Investment Adviser. In addition, if such aggregated expenses exceed $1,000,000, the excess amount over $1,000,000 shall be borne by the Registered Investment Adviser. For the year ended March 31, 2025, the Master Fund has incurred no organizational and offering costs.
K.   Foreign Currency Translation
The Master Fund has foreign investments which require the Master Fund to translate these investments into U.S. dollars. For foreign investments for which the functional currency is not the U.S. dollar, the fair values of the investments are translated into the U.S. dollar equivalent using period end exchange rates. The resulting translation adjustments are recorded as unrealized appreciation or depreciation on investments.
Contributed capital to and distributions received from these foreign Portfolio Funds are translated into the U.S. dollar equivalent using exchange rates on the date of the transaction.

NB Crossroads Private Markets Fund VI Holdings LP
Notes to the Consolidated Financial Statements (continued)
March 31, 2025

Conversion gains and losses resulting from changes in foreign exchange rates during the reporting period and gains and losses realized upon settlement of foreign currency transactions are reported in the Consolidated Statement of Operations. The Master Fund does not isolate the portion of the results of operations arising as a result of changes in foreign exchange rates on investment transactions from the fluctuations arising from changes in the fair value of these investments.
L.   Recent Accounting Pronouncements
In November of 2023, the FASB issued Accounting Standards Update 2023-07, Segment Reporting (Topic 280) — Improvements to Reportable Segment Disclosures (“ASU 2023-07”). ASU 2023-07 does not change how public entities identify their operating segments, aggregate those operating segments, or apply the quantitative thresholds to determine their reportable segments. However, it does clarify that all segment disclosures are applicable, even for entities that have a single reportable segment. This update is effective for fiscal years beginning after December 15, 2024, and early adoption is permitted. The Master Fund adopted this guidance during the year and the adoption of the new standard impacted financial statement disclosures only and did not affect the Master Fund’s financial position or the results of its operations.
M.   Segment Reporting
An operating segment is defined in Topic 280 as a component of a public entity that engages in business activities from which it may recognize revenues and incur expenses, has operating results that are regularly reviewed by the public entity’s chief operating decision maker (“CODM”) to make decisions about resources to be allocated to the segment and assess its performance, and has discrete financial information available. NBIA acts as the Master Fund’s CODM. The Master Fund represents a single operating segment, as the CODM monitors the operating results of the Master Fund as a whole and the Master Fund’s long-term strategic asset allocation is pre-determined in accordance with the terms of its governing documents. The financial information in the form of the Master Fund’s investments as well as the information contained with the Master Fund’s Consolidated Financial Highlights which are used by the CODM to assess the segment’s performance versus the Master Fund’s comparative benchmarks and to make resource allocation decisions for the Master Fund’s single segment, is consistent with that presented within the Master Fund’s financial statements. The Consolidated Statement of Assets, Liabilities and Partners’ Capital — Net Assets and the Consolidated Statement of Operations are reflective of the Master Fund’s segment assets and expenses, respectively.
3.   Advisory Fee, Administration Service Fee and Related Party Transactions
The Registered Investment Adviser provides investment advisory services to the Master Fund and incurs research, travel and other expenses related to the selection and monitoring of Portfolio Funds. Further, the Registered Investment Adviser provides certain management and administrative services to the Feeder Funds, including providing office space and other support services, maintaining files and records, and preparing and filing various regulatory materials. In consideration for such services, the Master Fund pays the Registered Investment Adviser an investment advisory fee (the “Advisory Fee”) quarterly in arrears based on an annual rate of 0.80% following the Master Fund’s commencement of operations through the end of year eight; and then 0.15% for the remaining life of the Master Fund, in each case based on the Master Fund’s invested capital. For the year ended March 31, 2025, the Master Fund incurred Advisory Fees totaling $2,603,997.
Pursuant to an Administrative and Accounting Services Agreement, the Master Fund retains UMB Fund Services, Inc. (the “Administrator”), a subsidiary of UMB Financial Corporation, to provide administration, custodial, accounting, tax preparation and investor services to the Master Fund. In consideration for these services, the Master Fund pays the Administrator a tiered fee between 0.01% and 0.02%, based on the first day of each calendar quarter’s net assets, subject to a minimum quarterly fee. In accordance with the service level agreement additional fees may be charged for out of scope services and quarterly filings made on behalf of the Master Fund. For the year ended March 31, 2025, the Master Fund incurred administration service fees totaling $264,925.

NB Crossroads Private Markets Fund VI Holdings LP
Notes to the Consolidated Financial Statements (continued)
March 31, 2025

The Board consists of six directors (the “Directors”), of which five are not “interested persons” of the Master Fund as defined by Section 2(a)(19) of the Investment Company Act. Compensation to the Board is paid and expensed by the Master Fund on a quarterly basis. The Directors are also reimbursed for out of pocket expenses in connection with providing their services to the Master Fund. For the year ended March 31, 2025, the Master Fund incurred $166,663 in Directors’ fees.
4.   Capital Commitments from Partners
At March 31, 2025 and 2024, capital commitments from Partners totaled $376,959,339. Capital contributions received by the Master Fund with regard to satisfying Partner commitments totaled $301,567,472 and $288,373,895, which represents approximately 80.0% and 76.5% of committed capital at March 31, 2025 and 2024, respectively.
Capital contributions will be credited to Partners’ capital accounts and units will be issued when paid. Capital contributions will be determined based on a percentage of commitments. During the years ended March 31, 2025 and 2024, the Master Fund issued 9,707.21 and 18,068.09 units, respectively.
The net profits or net losses of the Master Fund are allocated to Partners in a manner that takes into account the amount of cash that would be distributed based upon a hypothetical liquidation, such that allocations are based on Partners’ percentage interests, as defined in the Master Fund’s LP Agreement.
Distributions shall be made of available cash (net of reserves that the Board deems reasonable) or other net investment proceeds to Partners at such times and in such amounts as determined by the Board of Directors in its sole discretion and in accordance with Partners’ respective percentage interests, as defined in the LP Agreement. As of March 31, 2025, the Master Fund had distributed $5,155,433 to Partners. Distributions from the Master Fund are made in the following priority:
(a)
First, to Partners of the Master Fund until they have received a 125% return of all drawn capital commitments; and

(b)
Then, 7% to the Special Limited Partner (as defined in Note 1), if the Master Fund reaches an allocation of at least 40% of its total capital commitments entered into with respect to Portfolio Funds and Co-Investments (“Underlying Commitments”) to Secondary Investments and Co-Investments combined; 6.75% if the Master Fund’s allocation to Secondary Investments and Co-Investments is at least 35% but less than 40% of Underlying Commitments; and 6.5% if the allocation is below 35% of Underlying Commitments. The Special Limited Partner will not collect any of the incentive carried interest that it may have earned until after the fourth anniversary of the final closing.

Incentive carried interest is accrued based on the NAV of the Feeder Funds at each quarter-end as an allocation of profits, to the extent there is an amount to be accrued. The Consolidated Statement of Changes in Partners’ Capital — Net Assets discloses the amount payable and paid to the Special Limited Partner in the period in which it occurs. At March 31, 2025, the accrued and unpaid incentive carried interest was $1,563,169.
5.   Capital Commitments of the Master Fund to Investments
As of March 31, 2025, the Master Fund had total capital commitments of $362,474,191 to the investments with remaining unfunded commitments to the investments totaling $49,449,215 as listed below:

NB Crossroads Private Markets Fund VI Holdings LP
Notes to the Consolidated Financial Statements (continued)
March 31, 2025

Assets:	Unfunded Commitment
Large-cap Buyout	11,183,514
Small and Mid-cap Buyout	27,694,423
Special Situations	2,625,931
Venture Capital	7,945,347
Total	$49,449,215
6.   Description of the Investments
Due to the nature of the Underlying Investments, the Master Fund generally cannot liquidate its positions in the investments except through distributions from the Underlying Investments, which are made at the discretion of the Portfolio Funds or sponsor of the Co-Investment. The Master Fund has no right to demand repayment of its investment in the Portfolio Funds or Co-Investments.
7.   Line of Credit
The Master Fund entered into a revolving line of credit agreement (the “Credit Agreement”) with Bank OZK, dated July 1, 2020, as amended on June 30, 2023, under which the Master Fund can borrow an aggregate principal amount of $25,000,000 for the temporary financing of investments and payment of expenses under the specified terms. The line of credit is secured by the Master Fund’s unfunded Partners’ capital commitments. The Credit Agreement has a maturity date of June 30, 2025.
As of March 31, 2025, there was $3,500,000 outstanding principal owed to the bank by the Master Fund. Interest is charged on the outstanding principal amount at a rate per annum that is the aggregate of the applicable margin and Secured Overnight Financing Rate (“SOFR”). Additionally, a commitment fee is charged on the daily unused portion. During the year ended March 31, 2025, the Master Fund had an average outstanding principal of $6,921,918, with an average interest rate of 7.3%. During the year, the Master Fund incurred $555,078 of interest expense, as presented in the Consolidated Statement of Operations. In relation to entering the Credit Agreement, the Master Fund incurred origination fees and other legal costs (“Financing Costs”). These Financing Costs will be amortized over the term of the loan. For the year ended March 31, 2025, the Master Fund expensed $50,058 of Financing Costs as shown in the Consolidated Statement of Operations.
8.   Indemnifications
In the normal course of business, the Master Fund enters into contracts that provide general indemnifications. The Master Fund’s maximum exposure under these agreements is dependent on future claims that may be made against the Master Fund, and therefore cannot be established; however, based on the Registered Investment Adviser’s experience, the risk of loss from such claims is considered remote.
Many of the Portfolio Funds’ partnership agreements contain provisions that allow them to recycle or recall distributions made to the Master Fund. Accordingly, the unfunded commitments disclosed under Note 5 reflect both amounts undrawn to satisfy commitments and distributions that are recallable, as applicable.
9.   Concentrations of Market, Credit, Liquidity, Industry, Currency and Capital Call Risk
Due to the inherent uncertainty of valuations, estimated values may differ significantly from the values that would have been used had a ready market for the securities existed, and the difference could be material. The Master Fund’s investments are subject, directly or indirectly, to various risk factors including market, credit, industry, currency and capital call risk. Certain investments are made internationally, which may subject the investments to additional risks resulting from political or economic conditions in such countries or regions

NB Crossroads Private Markets Fund VI Holdings LP
Notes to the Consolidated Financial Statements (continued)
March 31, 2025

and the possible imposition of adverse governmental laws or currency exchange restrictions affecting such countries or regions. Market risk represents the potential loss in value of financial instruments caused by movements in market variables, such as interest and foreign exchange rates and equity prices. The Master Fund may have a concentration of investments, as permitted by its registration statement, in a particular industry or sector. Investment performance of the sector may have a significant impact on the performance of the Master Fund. The Master Fund’s investments are also subject to the risk associated with investing in private equity securities. The investments in private equity securities are illiquid, can be subject to various restrictions on resale, and there can be no assurance that the Master Fund will be able to realize the value of such investments in a timely manner if at all.
The Master Fund believes that its liquidity and capital resources are adequate to satisfy its operational needs as well as the continuation of its investment program.
If the Master Fund defaults on its commitment or fails to satisfy capital calls, it will be subject to significant penalties, including the complete forfeiture of the Master Fund’s investment in the Underlying Investment. This may impair the ability of the Master Fund to pursue its investment program, force the Master Fund to borrow or otherwise impair the value of the Master Fund’s investments (including the complete devaluation of the Master Fund). In addition, defaults by Partners on their commitments to the Master Fund, may cause the Master Fund to, in turn, default on its commitment to a Underlying Investment. In this case, the Master Fund, and especially the non-defaulting Partners, will bear the penalties of such default as outlined above. While the Registered Investment Adviser has taken steps to mitigate this risk, there is no guarantee that such measures will be sufficient or successful.
10.   Subsequent Events
The Master Fund has evaluated all events subsequent to March 31, 2025, through the date these financial statements were available to be issued and has determined that there were no subsequent events that require disclosure.

KPMG LLP Two Financial Center 60 South Street Boston, MA 02111
Report of Independent Registered Public Accounting Firm
To the Partners and Board of Directors
NB Crossroads Private Markets Fund VI Holdings LP:
Opinion on the Consolidated Financial Statements
We have audited the accompanying consolidated statement of assets, liabilities and partners’ capital — net assets of NB Crossroads Private Markets Fund VI Holdings LP and subsidiary (the Partnership), including the consolidated schedule of investments, as of March 31, 2025, the related consolidated statements of operations and cash flows for the year then ended, the consolidated statements of changes in partners’ capital — net assets for each of the years in the two-year period then ended, and the related notes (collectively, the consolidated financial statements) and the consolidated financial highlights for each of the years in the five-year period then ended. In our opinion, the consolidated financial statements and consolidated financial highlights present fairly, in all material respects, the financial position of the Partnership as of March 31, 2025, the results of its operations and its cash flows for the year then ended, the changes in its partners’ capital for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These consolidated financial statements and consolidated financial highlights are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on these consolidated financial statements and consolidated financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Partnership in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements and consolidated financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the consolidated financial statements and consolidated financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements and consolidated financial highlights. Such procedures also included confirmation of securities owned as of March 31, 2025, by correspondence with underlying fund managers and portfolio companies or by other appropriate auditing procedures where replies from underlying fund managers and portfolio companies were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements and consolidated financial highlights. We believe that our audits provide a reasonable basis for our opinion.
/s/ KPMG LLP
We have served as the auditor for one or more NB Private Markets/NB Crossroads Private Markets investment companies since 2016.
Boston, Massachusetts
May 29, 2025

NB Crossroads Private Markets Fund VI Holdings LP
Investment Program
March 31, 2025 (Unaudited)

Investment Objective and Process
The investment objective of NB Crossroads Private Markets Fund VI Holdings LP (the “Master Fund”) is to provide attractive risk-adjusted returns to investors (“Investors”). The Master Fund seeks to achieve its investment objective principally by making primary investments (each, a “Primary Investment”) in a portfolio of newly formed, third party private equity funds (“Portfolio Funds”) managed by various experienced unaffiliated asset managers that generally have an established track record. The Master Fund will also opportunistically invest in “secondary investments” in Portfolio Funds acquired in privately negotiated transactions from investors in these Portfolio Funds typically after the end of the Portfolio Fund’s fundraising period (each, a “Secondary Investment”) and invest directly in equity or debt securities of portfolio companies alongside Portfolio Funds and other private equity firms (each, a “Co-Investment”). Neuberger Berman Investment Advisers LLC (the “Investment Adviser”) believes the coupling of Secondary Investments and Co-Investment activities with Primary Investments should enhance and accelerate investment returns and offers Investors an opportunity to gain exposure to a broad range of private equity investment opportunities in the United States, Europe, Asia and emerging markets around the world.
Each of NB Crossroads Private Markets Fund VI LP and NB Crossroads Private Markets Fund VI Advisory LP (each, a “Feeder Fund”) invests all or substantially all of its assets in the Master Fund. The Master Fund has the same investment objective, investment policies and restrictions as those of the Feeder Funds. This form of investment structure is commonly known as a “master/feeder” structure.
Each of the Feeder Funds and the Master Fund is a non-diversified fund under the Investment Company Act of 1940, as amended. However, the Master Fund generally will not commit more than 25% of the value of total capital commitments (“Commitment”) by Investors (measured at the time of the Commitment) in a single Portfolio Fund.
The Investment Adviser serves as investment adviser of the Master Fund. The Investment Adviser has engaged NB Alternatives Advisers LLC (the “Sub-Adviser” and, together with the Investment Adviser, the “Adviser”) to make investment decisions on behalf of the Master Fund. The Investment Adviser and the Sub-Adviser are indirect wholly-owned subsidiaries of Neuberger Berman Group LLC. None of the Master Fund, the Feeder Funds or the Adviser guarantees any level of return or risk on investments and there can be no assurance that the Master Fund’s investment objective will be achieved.
Principal Risk Factors
Information on the risk factors associated with investments in the Master Fund is incorporated herein by reference from the section entitled “Investment Program — Principal Risk Factors” in NB Crossroads Private Markets Fund VI LP’s annual report to shareholders for the fiscal year ended March 31, 2025, as filed with the Securities and Exchange Commission (File No. 811-23365) (the “Client Feeder Annual Report”).

NB Crossroads Private Markets Fund VI Holdings LP
Supplemental Information
March 31, 2025 (Unaudited)

Proxy Voting and Portfolio Holdings
A description of the Master Fund’s policies and procedures used to determine how to vote proxies relating to the Master Fund’s portfolio securities, as well as information regarding proxy votes cast by the Master Fund (if any) during the most recent twelve month period ended June 30, is available without charge, upon request, by calling the Master Fund at 212-476-8800 or on the website of the Securities and Exchange Commission (the “SEC”) at http://www.sec.gov. The Master Fund did not receive any proxy solicitations during the year ended March 31, 2025.
The Master Fund files a complete schedule of portfolio holdings on Form N-PORT with the SEC for the first and third quarters of each fiscal year. The Master Fund’s N-PORT filings are available in the EDGAR database on the SEC’s website at www.sec.gov or by calling Neuberger Berman at 212-476-8800.

NB Crossroads Private Markets Fund VI Holdings LP
Board of Directors of the Master Fund
March 31, 2025 (Unaudited)

Information pertaining to the Directors of the Master Fund is set forth below.
Name, Position(s) Held, Address, and Year of Birth	Term of Office and Length of Time Served	Principal Occupation During Past 5 Years	Number of Funds in Fund Complex* Overseen by Director	Other Directorships Held by Director During Past 5 Years
Disinterested Directors
Virginia G. Breen, Director 1290 Avenue of the Americas New York, NY 10104 (1964)	Term Indefinite — Since Inception	Private investor and board member of certain entities (as listed herein)	19
Trustee/Director of UBS Registered Fund Complex (41 funds); Director of Calamos Fund Complex (58 funds); Director of Paylocity Holding Corp.; Former Director of JLL Income Property Trust, Inc. (2004 — 06/23); Former Director of Tech and Energy Transition Corporation (2021 — 03/23).

Alan Brott, Director 1290 Avenue of the Americas New York, NY 10104 (1942)	Term Indefinite — Since Inception	Consultant (since 1991 – 2018)	19
Director of Grosvenor Registered Multi- Strategy Funds (3 funds); Director of Hedge Fund Guided Portfolio Solution (part of the Grosvenor complex); Former Director of Stone Harbor Investment Funds (8 funds) (2007 – 2022); Manager of Man FRM Alternative Multi-Strategy Fund LLC (8/09 to 8/21).

Victor F. Imbimbo, Jr., Director 1290 Avenue of the Americas New York, NY 10104 (1952)	Term Indefinite — Since Inception	President and CEO of Caring Today, LLC, an information and support resource for the family caregiver market (since 2008).	19	Former Manager of Man FRM Alternative Multi-Strategy Fund LLC (10/00 to 8/21).
Thomas F. McDevitt, Director 1290 Avenue of the Americas New York, NY 10104 (1956)	Term Indefinite — Since Inception	Managing Partner of Edgewood Capital Partners and President of Edgewood Capital Advisors (since 2002).	19	Former Director of Jones Lang LaSalle Property Trust, Inc. (12/04 to 06/15).
Thomas G. Yellin, Director 1290 Avenue of the Americas New York, NY 10104 (1954)	Term Indefinite — Since Inception	President of The Documentary Group (since 2006).	19
Director of Grosvenor Registered Multi-Strategy Funds (3 funds); Director of Hedge Fund Guided Portfolio Solution (part of the Grosvenor complex); Former Manager of Man FRM Alternative Multi-Strategy Fund LLC (8/09 to 8/21).

Interested Director
James D. Bowden**, Director 1290 Avenue of the Americas New York, NY 10104 (1953)	Term Indefinite — Since April 2023	Managing Director, NBAA (2015 – 2023)	19	None.

*
The “Fund Complex” consists of NB Private Markets Fund III (Master) LLC, NB Private Markets Fund III (TI) LLC, NB Private Markets Fund III (TE) LLC, NB Crossroads Private Markets Fund IV (TI) — Client LLC, NB Crossroads Private Markets Fund IV (TE) — Client LLC, NB Crossroads Private Markets Fund IV Holdings LLC, NB Crossroads Private Markets Fund V Holdings LP, NB Crossroads Private Markets Fund V (TE) LP, NB Crossroads Private Markets Fund V (TE) Advisory LP, NB Crossroads Private Markets Fund V (TI) LP, NB Crossroads Private Markets Fund V (TI) Advisory LP, NB Crossroads Private Markets Fund VI Holdings LP, NB Crossroads Private Markets Fund VI LP, NB Crossroads Private Markets Fund VI Advisory LP, NB Crossroads Private Markets Fund VII Holdings LP, NB Crossroads Private Markets Fund VII LP, NB Crossroads Private Markets Fund VII Advisory LP, NB Private Markets Access Fund LLC, and NB Asset-Based Credit Fund.

**
Mr. Bowden is deemed to be an “interested person” (as defined in the Investment Company Act) of the Partnership because of his prior position at NBAA. Mr. Bowden does not serve on the Board’s Audit or Nominating Committees.

NB Crossroads Private Markets Fund VI Holdings LP
Officers of the Master Fund
March 31, 2025 (Unaudited)

Information pertaining to the Officers of the Master Fund is set forth below.
Name, Address* and Age	Position(s) Held with the Company	Term of Office and Length of Time Served	Principal Occupation During Past 5 Years
Officers who are not Directors
Peter von Lehe (1968)	President	Term — Indefinite; Length — since 2023	Head of Investments Solutions and Strategy, Managing Director, NBAA, since 2006.
Mark Bonner (1977)	Treasurer	Term — Indefinite; Length — since inception
Managing Director, Neuberger Berman, since 2024, and Director of Private Equity Finance, NBAA, since 2015. Formerly, Senior Vice President, Bank of America; Merrill Lynch Alternative Investments LLC (2006 – 2015).

Claudia A. Brandon (1956)	Executive Vice President and Secretary	Term — Indefinite; Length — since inception	Senior Vice President, Neuberger Berman, since 2007.
Sarah Doane (1989)	Assistant Treasurer	Term — Indefinite; Length — since 2020	Senior Vice President, Neuberger Berman, since 2024, and Director of Private Equity Finance, NBAA, since 2016.
Corey A. Issing (1978)	Chief Legal Officer (only for purposes of sections 307 and 406 of the Sarbanes-Oxley Act of 2002); Interim Chief Compliance Officer since 2024	Term — Indefinite; Length — since inception	Co-General Counsel of Asset Management, NBIA, since 2025, and Managing Director, NBIA, since 2017. Formerly General Counsel — Mutual Funds (2016 to 2025).
Sheila James (1965)	Assistant Secretary	Term — Indefinite; Length — since inception	Senior Vice President, Neuberger Berman, since 2023. Formerly, Vice President, Neuberger Berman (2008 – 2023).
Maura Reilly Kennedy (1978)	Vice President	Term — Indefinite; Length — since 2023	Managing Director, NBAA, since 2018. Formerly Principal, NBAA (2014 – 2018).
Brian Kerrane (1969)	Vice President	Term — Indefinite; Length — since inception	Managing Director, Neuberger Berman, since 2013; Chief Operating Officer — Mutual Funds and Managing Director, NBIA, since 2015.
Josephine Marone (1963)	Assistant Secretary	Term — Indefinite; Length — since inception	Senior Paralegal, Neuberger Berman, since 2007.

NB Crossroads Private Markets Fund VI Holdings LP
Officers of the Master Fund (continued)
March 31, 2025 (Unaudited)

Name, Address* and Age	Position(s) Held with the Company	Term of Office and Length of Time Served	Principal Occupation During Past 5 Years
David Morse (1961)	Vice President and Principal Executive Officer (for purposes of the Sarbanes-Oxley Act of 2002)	Term — Indefinite; Length — since 2024	Global Co-Head of Private Equity Co-Investments, Managing Director, NBAA, since 2003.
Michael Smith (1984)	Vice President	Term — Indefinite; Length — since 2023	Managing Director, NBAA, since 2022. Formerly Principal, NBAA (2018 – 2022).

*
The business address of each listed person is 1290 Avenue of the Americas, New York, NY 10104, except for Mark Bonner, Sarah Doane and Michael Smith, whose business address is 53 State Street, 13th Floor, Boston, MA 02109.

All officers of the Master Fund are employees and/or officers of the Registered Investment Adviser. Officers of the Master Fund are elected by the Directors and hold office until they resign, are removed or are otherwise disqualified to serve.
Alternative investments are sold to qualified investors only by a Confidential Offering Memorandum. An investment in an alternative investment fund is speculative and should not constitute a complete investment program. The information presented in this report is current as of the date noted, is for information purposes only and does not constitute an offer to sell or a solicitation of an offer to buy interests in the Master Fund. This is not, and under no circumstances is to be construed as, an offer to sell or a solicitation to buy any of the securities or investments referenced, nor does this information constitute investment advice or recommendations with respect to any of the securities or investments used. Past performance is no guarantee of future results. Additional information is available upon request.

(b) Not applicable to the Registrant.

Item 2. Code of Ethics.

The Registrant (or the “Fund”) has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. During the period covered by this report, the code of ethics was amended to update certain information and to make other non-material changes. During the period covered by this report, there have been no waivers granted under the code of ethics. A copy of the Code of Ethics is incorporated by reference to NB Private Markets Access Fund LLC's Form N-CSR, Investment Company Act file number 811-23591 (filed May 23, 2025). The Code of Ethics is also available, without charge, by calling 1-800-877-9700 (toll-free).

Item 3. Audit Committee Financial Expert.

The Board of Directors (the “Board”) of the Registrant has determined that Alan Brott possesses the technical attributes to qualify as the audit committee's financial expert and is an "independent" Director pursuant to paragraph (a)(2) of Item 3 on Form N-CSR.

Item 4. Principal Accountant Fees and Services.

KPMG, LLP serves as independent registered public accounting firm to the Registrant.

(a) Audit Fees

The aggregate fees, billed for professional services rendered by the Registrant's principal accountant for the audit of the Registrant's annual financial statements and security counts required under Rule 17f-2 of the Investment Company Act of 1940 (the "1940 Act") for the fiscal years ended March 31, 2024 and March 31, 2025 were $170,400 and $185,720, respectively.

(b) Audit-Related Fees

There were no audit-related services provided by the principal accountant to the Registrant for the last two fiscal years.

(c) Tax Fees

The principal accountant for the audit of the Registrant's annual financial statements billed no fees for tax compliance, tax advice or tax planning services to the Registrant during the last two fiscal years.

(d) All Other Fees

The principal accountant billed no other fees to the Registrant during the last two fiscal years.

(e) (1) During its regularly scheduled periodic meetings, the Registrant's audit committee will pre-approve all audit, audit-related, tax and other services to be provided by the principal accountants of the Registrant. The audit committee has delegated pre-approval authority to its Chairman for any subsequent new engagements that arise between regularly scheduled meeting dates provided that any such pre-approved fees are presented to the audit committee at its next regularly scheduled meeting.

(e) (2) None of the services described in paragraphs (b)-(d) above were approved by the Registrant’s audit committee pursuant to the “de minimis exception” in paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) The amount of non-audit fees that were billed by the Registrant's accountant for services rendered to:

(i) the Registrant, and (ii) the Registrant's investment adviser and any control person of the adviser that provides ongoing services to the Registrant for the fiscal years ended March 31, 2024 and March 31, 2025 were $0 and $0, respectively.

(h) The Registrant's audit committee has considered whether the provision of non-audit services that may be rendered to the Registrant's investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence. No such services were rendered.

(i) Not applicable.

(j) Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

(a) The Schedule of Investments is included as part of the report to partners filed under Item 1 of this form.

(b) Not applicable.

Item 7. Financial Statements and Financial Highlights for Open-End Management Investment Companies.

Not applicable.

Item 8. Changes in and Disagreements with Accountants for Open-End Management Investment Companies.

Not applicable.

Item 9. Proxy Disclosures for Open-End Management Investment Companies.

Not applicable.

Item 10. Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies.

Not applicable.

Item 11. Statement Regarding Basis for Approval of Investment Advisory Contract.

Not applicable.

Item 12. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Subject to the Board’s oversight, the Registrant has delegated responsibility to vote proxies related to the securities held in the Fund’s portfolio to its Investment Adviser, Neuberger Berman Investment Advisers LLC (“NBIA”). Under this authority, NBIA is required by the Board to vote proxies related to portfolio securities in the best interests of the Registrant and its members. The Board permits NBIA to contract with a third party to obtain proxy voting and related services, including research of current issues.

NBIA has implemented written Proxy Voting Policies and Procedures (“Proxy Voting Policy”) that are designed to reasonably ensure that NBIA votes proxies prudently and in the best interest of its advisory clients for whom NBIA has voting authority, including the Registrant. The Proxy Voting Policy also describes how NBIA addresses any conflicts that may arise between its interests and those of its clients with respect to proxy voting.

NBIA’s Governance and Proxy Committee (“Proxy Committee”) is responsible for developing, authorizing, implementing and updating the Proxy Voting Policy, administering and overseeing the proxy voting process and engaging and overseeing any independent third-party vendors as voting delegates to review, monitor and/or vote proxies. In order to apply the Proxy Voting Policy noted above in a timely and consistent manner, NBIA utilizes Glass, Lewis & Co. (“Glass Lewis”) to vote proxies in accordance with NBIA’s voting guidelines. In instances where a material conflict has been determined to exist, NBIA will generally instruct that such shares be voted in the same proportion as other shares are voted with respect to a proposal, subject to applicable legal, regulatory and operational requirements.

NBIA retains final authority and fiduciary responsibility for proxy voting. NBIA believes that this process is reasonably designed to address material conflicts of interest that may arise between NBIA and a client as to how proxies are voted.

In the event that an investment professional at NBIA believes that it is in the best interests of a client or clients to vote proxies in a manner inconsistent with NBIA’s proxy voting guidelines, the Proxy Committee will review information submitted by the investment professional to determine that there is no material conflict of interest between NBIA and the client with respect to the voting of the proxy in that manner. In the event that the Proxy Committee determines that such vote will not present a material conflict, the Proxy Committee will make a determination whether to vote such proxy as recommended by the NB investment professional.

If the Proxy Committee determines that the voting of a proxy as recommended by the investment professional would not be appropriate, the Proxy Committee shall: (i) take no further action, in which case Glass Lewis shall vote such proxy in accordance with the proxy voting guidelines or as Glass Lewis recommends; (ii) disclose such conflict to the client or clients and obtain written direction from the client as to how to vote the proxy; (iii) suggest that the client or clients engage another party to determine how to vote the proxy; or (iv) engage another independent third party to determine how to vote the proxy.

Information on how the Registrant voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge by calling the Registrant toll-free at 866-637-2587 or by accessing the website of the Securities and Exchange Commission (the “SEC”) at http://www.sec.gov.

Item 13. Portfolio Managers of Closed-End Management Investment Companies.

(a)(1) Identification of Portfolio Manager(s) or Management Team Members and Description of Role of Portfolio Manager(s) or Management Team Member - As of March 31, 2025:

Neuberger Berman Private Equity’s investment team is responsible for the day-to-day management of the Fund and, along with other members of NB Private Equity, serves as the day-to-day interface with the members of the Investment Committee, which serve as the Fund’s Portfolio Fund Managers. The Investment Committee and other senior private equity investment personnel also have responsibility for managing private equity investments made on behalf of third-party investors, sourcing new investment opportunities, performing due diligence on all new investment opportunities and monitoring existing investments.

The Investment Committee is responsible for the development, selection, and ongoing monitoring and realization of investments:

Kent Chen, CFA, is a Managing Director of Neuberger Berman and leader of the firm’s private equity efforts in the Asia Pacific region. He is a member of the Private Investment Portfolios and Co-Investment Investment Committee. Mr. Chen joined Neuberger Berman in May 2015 from the Hong Kong Monetary Authority (HKMA) after 17 years of central banking career in various positions including Deputy Chief Representative of the HKMA’s New York Office and Advisor to the Executive Director for China at the International Monetary Fund in Washington D.C. From 2008, Mr. Chen helped to establish the HKMA’s private equity program, comprising of global buyout, Asia private equity and global energy investments. Before joining the HKMA in 1998, Mr. Chen was Head of China Research at Daiwa Securities in Hong Kong covering the Chinese stocks market with a focus on infrastructure, energy and power equipment stocks. Mr. Chen has been awarded the Chartered Financial Analyst designation and earned a MPA from Columbia University, MBA from University of Hull and BS in Economics from University of London.

Paul Daggett, CFA is a Managing Director of Neuberger Berman and a senior member of the firm's Private Investment Portfolios and Co-Investments team. He is a member of the Private Investment Portfolios and Co-Investment Investment Committee. Prior to joining Neuberger Berman in 2004, Mr. Daggett worked in the European Equity Derivatives Group at JPMorgan Chase & Co. He holds an MBA from the Cox School of Business at Southern Methodist University and a BEng, with honors, in Aeronautical Engineering from the University of Bristol. Mr. Daggett is a Fellow of the Institute of Chartered Accountants in England and Wales (FCA) and holds the Chartered Financial Analyst designation.

Michael Kramer is a Managing Director of Neuberger Berman. He is a member of the Private Investment Portfolios and Co-Investment, Credit Opportunities, and Marquee Brands Investment Committees as well as a member of the Board of Directors for Marquee Brands. Before joining Neuberger Berman in 2006, Mr. Kramer was a vice president at The Cypress Group, a private equity firm with $3.5 billion under management. Prior thereto, he worked as an analyst at PaineWebber Incorporated. Mr. Kramer holds an MBA from Harvard Business School and a BA, cum laude, from Harvard College.

David Morse is a Managing Director of Neuberger Berman and is the Global Co-Head of Private Equity Co-Investments. He is also a member of the Private Investment Portfolios and Co-Investment Investment Committee, and Private Debt Investment Committee. Mr. Morse joined Lehman Brothers in 2003 as a Managing Director and principal in the Merchant Banking Group where he helped raise and invest Lehman Brothers Merchant Banking Partners III L.P. Prior to joining Lehman Brothers, Mr. Morse was a founding Partner of Hampshire Equity Partners (and its predecessor entities). Founded in 1993, Hampshire is a middle-market private equity and corporate restructuring firm with $825 million of committed capital over three private equity funds. Prior to Hampshire, Mr. Morse worked in GE Capital’s Corporate Finance Group providing one-stop financings to middle-market buyouts. Mr. Morse began his career in 1984 in Chemical Bank’s middle-market lending group. Mr. Morse holds an MBA from the Tuck School of Business at Dartmouth College and a BA in Economics from Hamilton College. Mr. Morse is a former member of the MBA Advisory Board of the Tuck School and of the Alumni Council of Hamilton College, and is a current member of the Board of Trustees of the Berkshire School.

Joana Rocha Scaff is a Managing Director of Neuberger Berman, Head of Europe Private Equity and a member of the Private Investment Portfolio and Co-Investment and Strategic Capital Investment Committees. She is also a member of Neuberger Berman’s ESG Advisory Committee. Ms. Rocha Scaff has over 20 years of experience in financial markets, the majority of which in private equity investing and prior to that in investment banking. She has been with the firm since 2005. Prior to NB Private Equity, Ms. Rocha Scaff worked in the investment banking division of Lehman Brothers, and prior to that at Citigroup Global Markets and Espirito Santo Investment Bank. She advised on corporate transactions including M&A, financial restructurings and public equity and debt offerings in the United States, Europe and Brazil. Ms. Rocha Scaff received her M.B.A. from Columbia Business School and her B.A. in Business Management and Administration from the Universidade Catolica of Lisbon. Ms. Rocha Scaff is the current Chair of the LP Committee of the BVCA – British Private Equity Association and a member of the Limited Partner Advisory Committee of multiple European private equity funds.

Jonathan D. Shofet is the Global Head of the firm’s Private Investment Portfolios and Co-Investments group and is a Managing Director of Neuberger Berman. He is a member of the Private Investment Portfolios and Co-Investment Investment Committees. Prior to joining Neuberger Berman in 2005, Mr. Shofet was a member of the Lehman Brothers Private Equity division, focusing on mid-through late-stage equity investments primarily in the technology, communications and media sectors. Prior to that, Mr. Shofet was a member of the Lehman Brothers Investment Banking division, where he focused on public and private financings, as well as strategic advisory in the real estate, technology and utility sectors. Mr. Shofet has been, or currently sits, on the Limited Partner Advisory Boards of a number of funds including those managed by Amulet Capital, Beacon Capital Partners, Castlelake, Cerberus Institutional Partners, Clearlake Capital, ComVest Investment Partners, DFW Capital, Oak Hill Capital Partners, Platinum Equity, Thomas H. Lee Partners and Vector Capital Partners. He has also been a Board Observer for several private companies. Mr. Shofet holds a B.A. from Binghamton University, where he graduated summa cum laude, Phi Beta Kappa.

Brien Smith is a Managing Director of Neuberger Berman and Senior Advisor of the Neuberger Berman Private Equity Division. He is a member of the Private Investment Portfolios and Co-Investment Investment Committee, as well as the Private Debt Investment Committee. Brien is also a member of Neuberger Berman’s Operating Committee, the firm’s Investment Risk and Operational Risk Committees and was also formerly Chief Operating Officer of the Neuberger Berman Private Equity Division. Prior to joining Neuberger Berman in 2001, he worked in the middle market private equity firm Mason Best Company, L.P., and its affiliates. He began his career at Arthur Andersen & Co. Brien is a life member of the Red McCombs School of Business Advisory Council at the University of Texas at Austin. He also currently serves on the board of the Texas Exes Alumni Association and chairs its Investment Committee. He serves and has served on a number of other boards of directors. He received a Master’s in Professional Accounting and a BBA from the University of Texas at Austin.

David Stonberg is a Managing Director of Neuberger Berman and the Global Co-Head of Private Equity Co-Investments. He is also a member of the Private Investment Portfolios and Co-Investment Investment Committee, as well as the Renaissance, Secondary, Real Estate Secondary and Strategic Capital Investment Committees. Before joining Neuberger Berman in 2002, Mr. Stonberg held several positions within Lehman Brothers’ Investment Banking Division including providing traditional corporate and advisory services to clients as well as leading internal strategic and organizational initiatives for Lehman Brothers. Mr. Stonberg began his career in the Mergers and Acquisitions Group at Lazard Frères. Mr. Stonberg holds an MBA from the Stern School of New York University and a BSE. from the Wharton School of the University of Pennsylvania.

Elizabeth Traxler is a Managing Director of Neuberger Berman and a senior member of the private equity investment team. She is a member of the Private Investment Portfolios and Co-investment Investment Committee, as well as the Secondary Investment Committee. Prior to joining Neuberger Berman in 2008, Ms. Traxler was at Wachovia Capital Partners (now known as Pamlico Capital), where she focused on making direct growth equity and buyout investments across a broad range of industries. Ms. Traxler also worked at Wachovia Securities in the Leveraged Capital Group, which provided senior and mezzanine debt for private equity-backed transactions. She is currently a Board Observer for several private companies and Advisory Board member for a number of private equity funds. Ms. Traxler received an MBA from the Kellogg School of Management at Northwestern University and a BA, cum laude, in Economics from Vanderbilt University.

Anthony Tutrone is the Global Head of NB Alternatives and a Managing Director of Neuberger Berman. He is a member of all Neuberger Berman Private Equity’s Investment Committees. Anthony is also a member of Neuberger Berman's Partnership, Operating, and Asset Allocation Committees. Prior to Neuberger Berman, from 1994 to 2001, Anthony was a Managing Director and founding member of The Cypress Group, a private equity firm focused on middle market buyouts that managed approximately $3.5 billion of commitments. Anthony began his career at Lehman Brothers in 1986, starting in Investment Banking and in 1987 becoming one of the original members of the firm’s Merchant Banking Group. This group managed a $1.2 billion private equity fund focused on middle market buyouts. He has been a member of the board of directors of several public and private companies and has sat on the advisory boards of several private equity funds. Anthony earned an MBA from Harvard Business School and a BA in Economics from Columbia University.

Peter von Lehe, JD, is the Head of Investment Solutions and Strategy and is a Managing Director of Neuberger Berman. He is also a member of the Private Investment Portfolios and Co-investment Investment Committee, as well as the Athyrium, Marquee Brands and Renaissance Investment Committees. Mr. von Lehe sits on the Limited Partner Advisory Boards of a number of investment relationships globally on behalf of Neuberger Berman funds. Previously, Mr. von Lehe was a Managing Director and Deputy Head of the Private Equity Fund of Funds unit of Swiss Reinsurance Company. At Swiss Re, Mr. von Lehe was responsible for investment analysis and product structuring and worked in both New York and Zurich. Before that, he was an attorney with the law firm of Willkie Farr & Gallagher LLP in New York focusing on corporate finance and private equity transactions. He began his career as a financial analyst for a utility company, where he was responsible for econometric modeling. Mr. von Lehe received a BS with Honors in Economics from the University of Iowa and a JD with High Distinction, from the University of Iowa College of Law. He is a member of the New York Bar.

Jacquelyn Wang is a Managing Director of Neuberger Berman and a senior member of the private equity investment team. She is a member of the Private Investment Portfolios and Co-Investment Investment Committee. Ms. Wang joined Neuberger Berman in 2007, focusing on direct Co-investments, Primary Investments and Secondary Investments. Prior to joining Neuberger Berman, Ms. Wang worked in Corporate Development at Verizon Communications focused on corporate M&A. Previously, Ms. Wang worked at Spectrum Equity Investors, where she was responsible for sourcing, executing and evaluating buyout and growth equity investments in media, technology and telecom. Ms. Wang began her career in the investment banking division of Lehman Brothers advising on corporate transactions in the communications and media industries. Ms. Wang received an MBA from The Wharton School of the University of Pennsylvania and a BA with honors from The Johns Hopkins University.

Patricia Miller Zollar is a Managing Director of Neuberger Berman and a leader of the firm’s Private Investment Portfolios practice. She is a member of the Private Investment Portfolios and Co-Investment Investment Committee. Additionally, Ms. Zollar sits on the limited partner advisory boards of a number of funds. Before rejoining Neuberger Berman in 2004, Ms. Zollar was a vice president in the Asset Management Division of Goldman Sachs. Ms. Zollar began her career as a Certified Public Accountant in the Audit Division of Deloitte & Touche. She received her MBA from Harvard Business School and her BS, with highest distinction, from North Carolina A&T State University, where she is Chairperson Emeritus of the Board of Trustees and the recipient of an honorary Doctorate degree. Ms. Zollar is a member of the Executive Leadership Council, the Harvard Business School Alumni Board and was a former member of the executive board of the National Association of Investment Companies. She serves as Vice Chairman of The Apollo Theater and a member of the Investment Committee of the Robert Wood Johnson Foundation’s Board of Trustees.

(a)(2) Other Accounts Managed by Portfolio Manager(s) or Management Team Member - As of March 31, 2025:

The following tables set forth information about funds and accounts other than the Registrant for which a member of the Portfolio Management Team is primarily responsible for the day-to-day portfolio management as of March 31, 2025, unless indicated otherwise. Please note that registered investment companies in a “master-feeder” structure are counted as one investment company for purposes for determining the number of accounts managed.

Kent Chen

Registered Investment Companies Managed		Pooled Vehicles Managed		Other Accounts Managed
Number	Total Assets	Number	Total Assets	Number	Total Assets
5	$2,743,457,192	35	$22,633,955,761	137	$60,951,582,803

Registered Investment Companies Managed		Pooled Vehicles Managed		Other Accounts Managed
Number with Performance- Based Fees	Total Assets with Performance-Based Fees	Number with Performance- Based Fees	Total Assets with Performance-Based Fees	Number with Performance- Based Fees	Total Assets with Performance-Based Fees
5	$2,743,457,192	35	$22,633,955,761	137	$60,951,582,803

Paul Daggett

Registered Investment Companies Managed		Pooled Vehicles Managed		Other Accounts Managed
Number	Total Assets	Number	Total Assets	Number	Total Assets
5	$2,743,457,192	35	$22,633,955,761	137	$60,951,582,803

Registered Investment Companies Managed		Pooled Vehicles Managed		Other Accounts Managed
Number with Performance- Based Fees	Total Assets with Performance-Based Fees	Number with Performance- Based Fees	Total Assets with Performance-Based Fees	Number with Performance- Based Fees	Total Assets with Performance-Based Fees
5	$2,743,457,192	35	$22,633,955,761	137	$60,951,582,803

Michael Kramer

Registered Investment Companies Managed		Pooled Vehicles Managed		Other Accounts Managed
Number	Total Assets	Number	Total Assets	Number	Total Assets
5	$2,743,457,192	35	$22,633,955,761	137	$60,951,582,803

Registered Investment Companies Managed		Pooled Vehicles Managed		Other Accounts Managed
Number with Performance- Based Fees	Total Assets with Performance-Based Fees	Number with Performance- Based Fees	Total Assets with Performance-Based Fees	Number with Performance- Based Fees	Total Assets with Performance-Based Fees
5	$2,743,457,192	35	$22,633,955,761	137	$60,951,582,803

David Morse

Registered Investment Companies Managed		Pooled Vehicles Managed		Other Accounts Managed
Number	Total Assets	Number	Total Assets	Number	Total Assets
5	$2,743,457,192	35	$22,633,955,761	137	$60,951,582,803

Registered Investment Companies Managed		Pooled Vehicles Managed		Other Accounts Managed
Number with Performance- Based Fees	Total Assets with Performance-Based Fees	Number with Performance- Based Fees	Total Assets with Performance-Based Fees	Number with Performance- Based Fees	Total Assets with Performance-Based Fees
5	$2,743,457,192	35	$22,633,955,761	137	$60,951,582,803

Joana P. Rocha Scaff

Registered Investment Companies Managed		Pooled Vehicles Managed		Other Accounts Managed
Number	Total Assets	Number	Total Assets	Number	Total Assets
5	$2,743,457,192	38	$30,839,362,495	139	$61,776,582,803

Registered Investment Companies Managed		Pooled Vehicles Managed		Other Accounts Managed
Number with Performance- Based Fees	Total Assets with Performance-Based Fees	Number with Performance- Based Fees	Total Assets with Performance-Based Fees	Number with Performance- Based Fees	Total Assets with Performance-Based Fees
5	$2,743,457,192	38	$30,839,362,495	139	$61,776,582,803

Jonathan D. Shofet

Registered Investment Companies Managed		Pooled Vehicles Managed		Other Accounts Managed
Number	Total Assets	Number	Total Assets	Number	Total Assets
5	$2,743,457,192	35	$22,633,955,761	137	$60,951,582,803

Registered Investment Companies Managed		Pooled Vehicles Managed		Other Accounts Managed
Number with Performance- Based Fees	Total Assets with Performance- Based Fees	Number with Performance- Based Fees	Total Assets with Performance-Based Fees	Number with Performance- Based Fees	Total Assets with Performance-Based Fees
5	$2,743,457,192	35	$22,633,955,761	137	$60,951,582,803

Brien Smith

Registered Investment Companies Managed		Pooled Vehicles Managed		Other Accounts Managed
Number	Total Assets	Number	Total Assets	Number	Total Assets
5	$2,743,457,192	35	$22,633,955,761	137	$60,951,582,803

Registered Investment Companies Managed		Pooled Vehicles Managed		Other Accounts Managed
Number with Performance- Based Fees	Total Assets with Performance-Based Fees	Number with Performance- Based Fees	Total Assets with Performance-Based Fees	Number with Performance- Based Fees	Total Assets with Performance-Based Fees
5	$2,743,457,192	35	$22,633,955,761	137	$60,951,582,803

David S. Stonberg

Registered Investment Companies Managed		Pooled Vehicles Managed		Other Accounts Managed
Number	Total Assets	Number	Total Assets	Number	Total Assets
5	$2,743,457,192	42	$37,099,797,995	140	$61,851,582,803

Registered Investment Companies Managed		Pooled Vehicles Managed		Other Accounts Managed
Number with Performance- Based Fees	Total Assets with Performance-Based Fees	Number with Performance- Based Fees	Total Assets with Performance-Based Fees	Number with Performance- Based Fees	Total Assets with Performance-Based Fees
5	$2,743,457,192	42	$37,099,797,995	140	$61,851,582,803

Elizabeth Traxler

Registered Investment Companies Managed		Pooled Vehicles Managed		Other Accounts Managed
Number	Total Assets	Number	Total Assets	Number	Total Assets
5	$2,743,457,192	38	$30,839,362,495	139	$61,776,582,803

Registered Investment Companies Managed		Pooled Vehicles Managed		Other Accounts Managed
Number with Performance- Based Fees	Total Assets with Performance-Based Fees	Number with Performance- Based Fees	Total Assets with Performance-Based Fees	Number with Performance- Based Fees	Total Assets with Performance-Based Fees
5	$2,743,457,192	38	$30,839,362,495	139	$61,776,582,803

Anthony D. Tutrone

Registered Investment Companies Managed		Pooled Vehicles Managed		Other Accounts Managed
Number	Total Assets	Number	Total Assets	Number	Total Assets
5	$2,743,457,192	42	$37,099,797,995	140	$61,851,582,803

Registered Investment Companies Managed		Pooled Vehicles Managed		Other Accounts Managed
Number with Performance- Based Fees	Total Assets with Performance-Based Fees	Number with Performance- Based Fees	Total Assets with Performance-Based Fees	Number with Performance- Based Fees	Total Assets with Performance-Based Fees
5	$2,743,457,192	42	$37,099,797,995	140	$61,851,582,803

Peter J. von Lehe

Registered Investment Companies Managed		Pooled Vehicles Managed		Other Accounts Managed
Number	Total Assets	Number	Total Assets	Number	Total Assets
5	$2,743,457,192	35	$22,633,955,761	137	$60,951,582,803

Registered Investment Companies Managed		Pooled Vehicles Managed		Other Accounts Managed
Number with Performance- Based Fees	Total Assets with Performance-Based Fees	Number with Performance- Based Fees	Total Assets with Performance-Based Fees	Number with Performance- Based Fees	Total Assets with Performance-Based Fees
5	$2,743,457,192	35	$22,633,955,761	137	$60,951,582,803

Jacquelyn Wang

Registered Investment Companies Managed		Pooled Vehicles Managed		Other Accounts Managed
Number	Total Assets	Number	Total Assets	Number	Total Assets
5	$2,743,457,192	35	$22,633,955,761	137	$60,951,582,803

Registered Investment Companies Managed		Pooled Vehicles Managed		Other Accounts Managed
Number with Performance- Based Fees	Total Assets with Performance-Based Fees	Number with Performance- Based Fees	Total Assets with Performance-Based Fees	Number with Performance- Based Fees	Total Assets with Performance-Based Fees
5	$2,743,457,192	35	$22,633,955,761	137	$60,951,582,803

Patricia Miller Zollar

Registered Investment Companies Managed		Pooled Vehicles Managed		Other Accounts Managed
Number	Total Assets	Number	Total Assets	Number	Total Assets
5	$2,743,457,192	35	$22,633,955,761	137	$60,951,582,803

Registered Investment Companies Managed		Pooled Vehicles Managed		Other Accounts Managed
Number with Performance- Based Fees	Total Assets with Performance-Based Fees	Number with Performance- Based Fees	Total Assets with Performance-Based Fees	Number with Performance- Based Fees	Total Assets with Performance-Based Fees
5	$2,743,457,192	35	$22,633,955,761	137	$60,951,582,803

Potential Conflicts of Interests

Real, potential or apparent conflicts of interest may arise should members of the Portfolio Management Team have day-to-day portfolio management responsibilities with respect to more than one fund. Portfolio Management Team members may manage other accounts with investment strategies similar to the Registrant, including other investment companies, pooled investment vehicles and separately managed accounts. Fees earned by the Investment Adviser may vary among these accounts and Portfolio Management Team members may personally invest in these accounts. These factors could create conflicts of interest because the Portfolio Management Team members may have incentives to favor certain accounts over others, that could result in other accounts outperforming the Registrant. A conflict may also exist if a Portfolio Management Team member identifies a limited investment opportunity that may be appropriate for more than one account, but the Registrant is not able to take full advantage of that opportunity due to the need to allocate that opportunity among multiple accounts. In addition, a Portfolio Management Team member may execute transactions for another account that may adversely impact the value of securities held by the Registrant. However, the Investment Adviser believes that these risks are mitigated by the fact that accounts with like investment strategies managed by the Portfolio Management Team members are generally managed in a similar fashion and the Investment Adviser has policies that seek to allocate opportunities on a fair and equitable basis, taking into consideration the investment objectives and strategies and any legal, tax or regulatory considerations.

(a)(3) Compensation Structure of Portfolio Manager(s) or Management Team Members - As of March 31, 2025:

Neuberger Berman’s compensation philosophy is one that focuses on rewarding performance and incentivizing our employees. We are also focused on creating a compensation process that we believe is fair, transparent, and competitive with the market.

Compensation for the Fund’s Portfolio Management Team consists of a fixed base salary and annual discretionary, performance-based bonus, which is a variable portion of total compensation. Members of the investment team also participate in the allocation of carried interest from funds managed by the investment team that charge carried interest. Compensation is paid from a portfolio management team compensation pool made available to the portfolio management team with which the investment professional is associated. The size of the team compensation pool is determined based on a number of factors including the revenue that is generated by that particular portfolio management team, less certain adjustments. The percentage allocated to individual team participants is based on a variety of criteria, including investment performance (including the aggregate multi-year track record), utilization of central resources (including research, sales and operations/support), business building to further the longer term sustainable success of the investment team, effective team/people management, and overall contribution to the success of Neuberger Berman.

The terms of our long-term retention incentives are as follows:

●	Employee-Owned Equity. Certain employees (primarily senior leadership and investment professionals) participated in Neuberger Berman’s equity ownership structure, which was launched as part of the firm’s management buyout in 2009 and designed to incentivize and retain key personnel. We currently offer an equity acquisition program which allows employees a more direct opportunity to invest in Neuberger Berman.

●	Contingent Compensation. Certain employees may participate in the Neuberger Berman Group Contingent Compensation Plan (the “CCP”) to serve as a means to further align the interests of our employees with the success of the firm and the interests of our clients, and to reward continued employment. Under the CCP, up to 20% of a participant’s annual total compensation in excess of $500,000 is contingent and subject to vesting. The contingent amounts are maintained in a notional account that is tied to the performance of a portfolio of Neuberger Berman investment strategies as specified by the firm on an employee-by-employee basis. By having a participant’s contingent compensation tied to Neuberger Berman investment strategies, each employee is given further incentive to operate as a prudent risk manager and to collaborate with colleagues to maximize performance across all business areas. In the case of members of investment teams, the CCP is currently structured so that such employees have exposure to the investment strategies of their respective teams as well as the broader Neuberger Berman portfolio.

●	Restrictive Covenants. Most investment professionals, including Portfolio Fund Managers, are subject to notice periods and restrictive covenants which include employee and client non-solicit restrictions as well as restrictions on the use of confidential information. In addition, depending on participation levels, professionals who have received equity grants have also agreed to additional notice and transition periods and, in some cases non-compete restrictions.

(a)(4) Disclosure of Securities Ownership.

As of March 31, 2025, no Portfolio Management Team member owned any interest in the Registrant.

(b) Not applicable.

Item 14. Purchase of Equity Securities By Close-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 15. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which partners may recommend nominees to the Board.

Item 16. Controls and Procedures.

(a) The Registrant's Principal Executive Officer and Principal Financial Officer have concluded that the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the “1940 Act” were effective as of a date within 90 days prior to the filing date of this report, based on their evaluation of the effectiveness of the Registrant's disclosure controls and procedures, as required by Rule 30a-3(b) of the 1940 Act.

(b) There were no changes in the Registrant's internal control over financial reporting that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 17. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a) The Fund did not engage in any securities lending activity during the fiscal year ended March 31, 2025.

(b) The Fund did not engage in any securities lending activity and did not engage a securities lending agent during the fiscal year ended March 31, 2025.

Item 18. Recovery of Erroneously Awarded Compensation.

Not applicable.

Item 19. Exhibits.

(a)(1)	A copy of the Code of Ethics is incorporated by reference to NB Private Markets Access Fund LLC's Form N-CSR, Investment Company Act file number 811-23591 (filed May 23, 2025).

(a)(2)	Not applicable.

(a)(3)	Separate certifications for the Registrant's Principal Executive Officer and Principal Financial Officer, as required by Rule 30a-2(a) under the 1940 Act are filed herewith.

(a)(4)	Not applicable.

(a)(5)	Not applicable.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act is furnished herewith.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

NB Crossroads Private Markets Fund VI Holdings LP

By:	/s/ David Morse
David Morse
Vice President

Date: June 6, 2025

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ David Morse
David Morse
Vice President
(Principal Executive Officer)

Date: June 6, 2025

By:	/s/ Mark Bonner
Mark Bonner
Treasurer
(Principal Financial Officer)

Date: June 6, 2025